                          Registration No. 333-49475

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-6

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

A. Exact name of Trust:         Massachusetts Mutual Variable Life Separate
                                Account I

B. Name of Depositor:           Massachusetts Mutual Life Insurance Company

C. Complete address of          1295 State Street
   Depositor's principal        Springfield, MA 01111
   executive offices:

D. Name and address of          Ann Lomeli
   Agent for Service            Corporate Secretary
   of Process:                  1295 State Street
                                Springfield, MA 01111

   It is proposed that this filing will become effective (check appropriate box)

                  immediately upon filing pursuant to paragraph (b) of
       ---------  Rule 485.
            X     on  May 1, 1999     pursuant to paragraph (b) of Rule 485.
       ---------     ----------------
                  60 days after filing pursuant to paragraph (a)(1) of Rule 485
       ---------
                  on                  pursuant to paragraph (a)(1) of Rule 485.
       ---------     ----------------
                  this post effective amendment designates a new effective
                  date for a previously filed post effective amendment.  Such
                  effective date shall be              .
       ---------                          -------------

E. Title of Securities being registered:  Flexible Premium Adjustable Variable
                                          Life Insurance Policies

F. Approximate date of proposed           As soon as practicable after the
      public offering:                    effective date of this Registration
                                          Statement.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2    Caption
-----------    -------

     1      Cover Page; The Separate Account.

     2      Cover Page.

     3      Cover Page.

     4      Sales and Other Agreements.

     5      The Separate Account.

     6      Not Applicable.

     7      Not Applicable.

     8      Appendix F.  Financial Statement.

     9      Legal Proceedings.

     10 Detailed Description of Policy Features; Investment Options; Other Policy Information.

     11     Investment Options.

     12     Investment Options; Sales and Other Agreements.

     13     Introduction; Detailed Description of Policy Features.

     14     Detailed description of Policy Features.

     15     Premiums; Exhibit 99.A.11.

     16     Introduction; The Separate Account.

     17     Detailed description of Policy Features; Exhibit 99.A.11.

     18     The Separate Account.

     19     Other Information.

     20     Not Applicable.

     21     Policy Loan Privilege.

     22     Not Applicable.

     23     Bonding Arrangement.

     24 Detailed Description of Policy Features; Other Information; Investment Options.

     25     Other Information.

     26     Other Information; The Investment Options.

     27     Other Information.

     28     Appendix E:  Directors and Executive Officers.

     29     Other Information.

     30     Other Information.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2    Caption
-----------    -------

     31       Not Applicable.

     32       Not Applicable.

     33       Not Applicable.

     34       Not Applicable.

     35       Sales and Other Agreements.

     36       Not Applicable.

     37       Not Applicable.

     38       Sales and Other Agreements.

     39       Sales and Other Agreements.

     40       Sales and Other Agreements.

     41       Sales and Other Agreements.

     42       Not Applicable.

     43       Sales and Other Agreements.

     44       The Separate Account.

     45       Not Applicable.

     46       Account Value and Net Surrender Value; The Separate Account.

     47       The Separate Account.

     48       Not Applicable.

     49       Not Applicable.

     50       Not Applicable.

     51       Detailed Description of Policy Features; Other Policy Information.

     52       Investment Options.

     53       Federal Income Tax Considerations.

     54       Not Applicable.

     55       Not Applicable.

     56       Not Applicable.

     57       Not Applicable.

     58       Not Applicable.

     59       Appendix F.

Flexible Premium Adjustable Variable Life
Insurance Policies*

Issued by Massachusetts Mutual Life Insurance Company

This Prospectus describes a life insurance policy (the "Policy") offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). While the Policy is in force, it provides lifetime insurance protection on the Insured named in the Policy. It pays a Death Benefit at the death of the Insured.

In this Prospectus, "you" and "your" refer to the Owner of the Policy. "We," "us," and "our" refer to MassMutual.

The Policy provides premium payment and Death Benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the Death Benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate Net Premiums and Account Value among the investment funds (Divisions of the Separate Account) offered under this Policy and a Guaranteed Principal Account (the "GPA"). Currently, the following funds are available under this Policy.


MML Trust                            Oppenheimer Trust                             Variable Insurance Products Fund II
---------                            -----------------                             -----------------------------------
MML Equity Fund                      Oppenheimer Aggressive Growth Fund/VA         VIP II Contrafund Portfolio
MML Managed Bond Fund                Oppenheimer Global Securities Fund/VA
MML Money Market Fund                Oppenheimer Capital Appreciation Fund/VA
MML Blend Fund                       Oppenheimer Strategic Bond Fund/VA            T. Rowe Price Equity Series, Inc.
MML Equity Index Fund                                                              ---------------------------------
MML Small Cap Value Equity                                                         T. Rowe Price Mid-Cap Growth Portfolio
        Fund
                                     American Century Variable
                                     Portfolios, Inc.
                                     -------------------------
                                     American Century VP Income & Growth

You bear the investment risk of any Account Value allocated to the investment funds. The Death Benefit may vary, and the Net Surrender Value will vary, depending on the investment performance of the funds.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks including loss of the principal amount invested.

We service the Policy at our Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is (413) 788-8411. Our Home Office is located in Springfield, Massachusetts.

This Policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this Policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this Prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This Prospectus is not an offer to sell the Policy in any jurisdiction where it is illegal to offer the Policy or to anyone to whom it is illegal to offer the Policy.

                              EFFECTIVE MAY 1, 1999
                              ---------------------
 *Title may vary in some jurisdictions.

Table of Contents

I.   INTRODUCTION ..........................................................3

II.  DETAILED DESCRIPTION OF
      POLICY FEATURES
      Purchasing the Policy ................................................6
      Death Benefit ........................................................6
      Premiums .............................................................8
      Transfers ............................................................9
      Policy Termination and Reinstatement ................................10
      Charges and Deductions ..............................................11
      Deductions from Premiums ............................................11
      Monthly Charges Against the
        Account Value .....................................................11
      Daily Charges Against the
        Separate Account ..................................................12
      Surrender Charges ...................................................12
      Other Charges .......................................................12
      Special Circumstances................................................12
      Account Value and Net
        Surrender Value....................................................12
      Policy Loan Privilege ...............................................14

III. INVESTMENT OPTIONS
      The Guaranteed Principal Account ....................................16
      The Separate Account ................................................16
      The Funds ...........................................................17
      Fund Profiles........................................................17
      The Investment Advisers .............................................19

IV.  OTHER POLICY INFORMATION
      When We Pay Proceeds ................................................21
      Payment Options .....................................................21
      Beneficiary .........................................................22
      Assignment ..........................................................22
      Limits on Our Right to Challenge
        the Policy ........................................................22
      Error of Age or Gender...............................................22
      Suicide  ............................................................22


      Additional Benefits You Can Get
        by Rider ..........................................................23
      Sales and Other Agreements ..........................................23
      Compensation ........................................................23

V.   OTHER INFORMATION
      MassMutual...........................................................26
      Annual Reports.......................................................26
      Federal Income Tax Considerations....................................26
      Your Voting Rights...................................................28
      Reservation of Rights................................................28
      Bonding Arrangement..................................................29
      Legal Proceedings....................................................29
      Year 2000............................................................29
      Experts..............................................................29

Appendix A
      Definition of Terms .................................................30

Appendix B
      Examples of Death Benefit
        Option Changes ....................................................32

Appendix C
      Rates of Return......................................................34

Appendix D
      Illustration of Death Benefits,
        Net Surrender Values, and
        Accumulated Premiums ..............................................38

Appendix E
      Directors of MassMutual .............................................51
      Executive Vice Presidents ...........................................52

Appendix F
      Financial Statements ..............................................FF-1


2   Tables of Contents

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this Prospectus.

You should consult your Policy for more information about its terms and conditions, and for any state-specific variances that may apply to your Policy. These variations will depend on the "contract state" of your Policy; it is usually the state or other jurisdiction in which you live.

The Policy is a life insurance contract providing a Death Benefit, an Account Value, surrender rights, Policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments ("Planned Premium Payments"), but if a Planned Premium Payment is not made the Policy will not necessarily terminate. If Planned Premium Payments are made they do not guarantee a Policy will remain in force. The Policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the Death Benefit and change the Death Benefit Option under the Policy. Further, the Death Benefit may vary, and the Net Surrender Value will vary, with the investment experience of the investment funds in which an Owner has Account Value. The GPA interest rate is declared and guaranteed each calendar year. This guaranteed calendar-year rate will not be less than 3%; it may be greater than 3%. We may credit an interest rate periodically that exceeds this guaranteed rate.

The following diagram summarizes how the Policy works.


                                            HOW THE POLICY WORKS

                                               Premium Payment
                                               ---------------
                                         We deduct a Premium Expense
                                          Charge from each Premium
                                                   Payment
                                       (graphic arrow to "Net Premium")

                                                 Net Premium
                                                 -----------
                                         We allocate the Net Premium
                                         and Account Value among the
                                          Divisions of the Separate
                                        Account and the GPA based on
                                       the percentages you have chosen
                                       (graphic arrow to "Account Value")
         Investment Earnings                                                      Account Value Charges
         -------------------                                                      ---------------------
   Each day we credit or debit the      ----------------------------------        Each month we deduct for
investment earnings or losses of the              Account Value                   administrative, insurance, and
  Divisions of the Separate Account                                               rider expenses
less fund investment management fees      You determine how the Account
      and separate account fees           Value is allocated among the                 Owner Access to
                                          available investment options.                 Account Value
  We also credit interest on values     (graphic arrows to "Account Value              ---------------
              in the GPA                 Charges", "Owner Access to Account        You may access Account Values
(graphic arrow to "Account Value")       Value", "Death Benefit", and               through loans and withdrawals
                                          "Policy Surrender")
            Death Benefit                ----------------------------------              Policy Surrender
            -------------                                                                ----------------
You have a choice of 3 Death Benefit                                               In the first 14 years of coverage,
 Options. You can change the Option                                                if you surrender all of your
           at a later date                                                         coverage or decrease your Policy
                                                                                   Face Amount, we deduct a Surrender
                                                                                   Charge from any amount we pay You.



                                                                Introduction   3

All expense charges and deductions are described in Charges and Deductions in
Part II.

A summary of the product and separate account charges follows.

--------------------------------------------------------------------------------------------------------------------
                                             CURRENT RATE                             GUARANTEED RATE
--------------------------------------------------------------------------------------------------------------------
  Premium Expense Charge         All Coverage Years: 5% of premium up      All Coverage Years: 7.5% of premium
                                 to Expense Premium; 3% of premium         up to Expense Premium; 5% of premium
                                 over Expense Premium                      over Expense Premium
--------------------------------------------------------------------------------------------------------------------
  Administrative Charge          All Policy Years: $6 per month per        All Policy Years: $12 per month per
                                 Policy                                    Policy
--------------------------------------------------------------------------------------------------------------------
  Face Amount Charge             Coverage Years 1-5: a per $1,000 of       Coverage Years 1-5: a per $1,000 of
                                 Face Amount monthly charge that           Face Amount monthly charge that
                                 varies based on the Issue Age,            varies based on the Issue Age,
                                 gender, and risk classification of        gender, and risk classification of
                                 the Insured.                              the Insured.
                                 Coverage Years 6+: $0                     Coverage Years 6+: $0
--------------------------------------------------------------------------------------------------------------------
  Insurance Charges              A per thousand rate multiplied by         For standard risks, the guaranteed
                                 the amount at risk each month.            cost of insurance rates are based on
                                 The rate varies by the gender, Issue      1980 Commissioners Standard
                                 Age, and risk classification of the       Ordinary (CSO) Mortality Tables.
                                 Insured, and the Year of Coverage.
--------------------------------------------------------------------------------------------------------------------
  Mortality and Expense          All Policy Years: 0.55% on an annual      All Policy Years: 0.90% on an annual
  Risk Charge                    basis of daily net asset value of         basis of daily net asset value of the
                                 the Separate Account                      Separate Account
--------------------------------------------------------------------------------------------------------------------
  Investment Management                                    (See separate table on next page.)
  Fees and Other Expenses
--------------------------------------------------------------------------------------------------------------------
  Loan Rate Expense Charge       Policy Years 1-15: 0.90% of loaned        All Policy Years: 2.0% of loaned
                                 amount                                    amount
                                 Policy Years 16+: 0.50% of loaned
                                 amount
--------------------------------------------------------------------------------------------------------------------
  Withdrawal Fee                 $25                                       $25
--------------------------------------------------------------------------------------------------------------------
  Surrender Charges              First Coverage Year: 140% of the          First Coverage Year: 140% of the
                                 Target Premium, not to exceed $60         Target Premium, not to exceed $60 per
                                 per thousand of Face Amount.              thousand of Face Amount.
                                 Coverage Years 2-14: the prior year       Coverage Years 2-14: the prior year
                                 Surrender Charge reduced by 1/14th        Surrender Charge reduced by 1/14th of
                                 of the first year Surrender Charge        the first year Surrender Charge
--------------------------------------------------------------------------------------------------------------------

The Expense Premium referenced above is used to determine the Premium Expense Charge. The Expense Premium is shown in the Policy; it can be quoted upon request before the Policy is issued.

The Target Premium referenced above is used to determine commission payments and Surrender Charges. Although the Target Premium is not shown in the Policy, the Surrender Charges are listed in the Policy; they can be quoted upon request before the Policy is issued.

The Expense Premium for the Policy equals the Target Premium. Examples of current Expense Premiums and Target Premium per $1,000 of Face Amount, for a Male and a Female, both Preferred Nontobacco risk class, are: Age 25 - Male $5.73, Female $5.05; Age 55 - Male $21.19, Female $17.41; Age 85 - Male $98.28,
Female $83.99.


4   Introduction

                           INVESTMENT MANAGEMENT FEES
                               AND OTHER EXPENSES

 Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998.


                                                                          Total Fund
                                       Management          Other          Operating
  Fund Name                               Fees           Expenses          Expenses
---------------------------------   ---------------  ---------------   ---------------
MML Equity Fund                           0.37%            0.00%             0.37%

MML Managed Bond Fund                     0.45%            0.03%             0.48%

MML Blend Fund                            0.37%            0.00%             0.37%

MML Money Market Fund                     0.46%            0.03%             0.49%

MML Equity Index Fund                     0.30%            0.20%             0.50%

MML Small Cap Value Equity Fund           0.39%            0.05%             0.44%

Oppenheimer Capital
Appreciation Fund/VA+                     0.72%            0.03%             0.75%

Oppenheimer Aggressive Growth
Fund /VA ++                               0.69%            0.02%             0.71%

Oppenheimer Global Securities
Fund/VA                                   0.68%            0.06%             0.74%

Oppenheimer Strategic Bond
Fund/VA                                   0.74%            0.06%             0.80%

VIP II Contrafund Portfolio*              0.59%            0.07%             0.66%

T. Rowe Price Mid-Cap Growth
Portfolio                                 0.85%            0.00%             0.85%

American Century VP Income &
Growth                                     N/A              N/A              0.70%
--------------------------------------------------------------------------------------

+ The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++ The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

* A portion of the brokerage commissions that Contrafund pays was used to reduce the Other Expenses for the Fund. In addition, Contrafund, or the investment manager on behalf of the Fund, entered into an arrangement with a Fund custodian whereby credits realized as a result of non-invested cash balances were used to reduce custodian expenses. Without such reductions, the Other Expenses would have been 0.11%, increasing the Total Fund Operating Expenses to 0.70%.



                                                                Introduction   5

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a Policy you must send a completed application to our Administrative Office. The minimum Initial Face Amount of a Policy is currently $50,000. The Policy can be issued for an Insured between the ages of 0 and 85 inclusive. Before issuing a Policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the Policy and the Insured's risk classification. If we do not accept the application, we will refund any premium paid.

Coverage under the Policy becomes effective on the Issue Date of the Policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in Good Order.

Unisex Policy. Policies generally are issued with values that vary based on the gender of the Insured. Policies issued as part of an employee benefit plan may be "unisex"; that is, they have policy values that do not vary by gender. References in the Prospectus to sex-distinct policy values are not applicable to unisex Policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, Net Surrender Values and Death Benefits.

Right to Return the Policy. Once you receive your Policy, you should review it carefully. If you are not satisfied with your Policy, you may cancel it within 10 days after you receive it. (This period of time may vary by state.)

To cancel the Policy, return it to us at our Administrative Office, to the agent who sold the Policy, or to one of our agency offices. If you cancel your Policy, we will give you a refund.

In most states, this refund is the sum of:

(i)   any premium paid for the Policy; plus

(ii)  any interest credited to the Policy under the GPA; plus or minus

(iii) an amount reflecting the investment experience of the Divisions of the Separate Account under this Policy to the date we receive the Policy; minus

(iv)  any amounts withdrawn and any Policy Debt.

In other states, this refund is equal to any premium paid for the Policy, reduced by any amounts withdrawn and any Policy Debt.

Consult your Policy to determine which refund applies under your Policy. A few states have variations of these two refund types.

Death Benefit

While the Policy is in force, we will, upon receipt of due proof of the Insured's death, pay the Death Benefit to the named Beneficiary. Although we normally will pay the Death Benefit within seven days of receiving satisfactory proof of the Insured's death, we may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options described in the Policy.

Minimum Death Benefit. In order to qualify as life insurance under Internal Revenue Code ("IRC") Section 7702, the Policy has a Minimum Death Benefit determined by one of two compliance tests. You choose the test when you apply for the Policy. You cannot change your choice of test after the Policy is issued.

Under one test, the Cash Value Test, the Minimum Death Benefit is equal to a percentage of the Account Value. The percentage depends on the gender (male, female, unisex), tobacco classification, and Attained Age of the Insured.

Under the other test, the Guideline Premium Test, the Minimum Death Benefit also is equal to a percentage of the Account Value, but the percentage varies only by the Attained Age of the Insured. The percentages are shown in the Policy.


6   Detailed Description of Policy Features

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see Policy illustrations of both approaches to determine how the Policy works under each approach, and which is best for you.

Death Benefit Options. The Death Benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured's death. This benefit is reduced by any outstanding Policy Debt and any due but unpaid premium needed to avoid Policy termination. You may choose one of three Death Benefit Options:

(a) Option 1 (a level amount option) or

(b) Options 2 or 3 (variable amount options).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The Death Benefit provided by Options 1, 2 and 3 is as follows.

Option 1 - The benefit is the greater of:

(a) the Face Amount on the date of death; and

(b) the Minimum Death Benefit on the date of death.

Option 2 - The benefit is the greater of:

(a) the Face Amount plus the Account Value on the date of death; and

(b) the Minimum Death Benefit on the date of death.

Option 3 - The benefit is the greater of:

(a) the Face Amount plus the premiums paid less any premiums refunded under the Policy to the date of death; and

(b) the Minimum Death Benefit on the date of death.

See Appendix B for examples of how changes in Account Value and the amount of premiums paid may affect the Death Benefit of a Policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option. You must provide a written application and you may have to provide evidence that the Insured still is insurable. The effective date of a change will be the Monthly Charge Date on or preceding the date we approve the change. A change in the Death Benefit Option will result in a change of the Policy Face Amount. The Death Benefit under the new Death Benefit Option will be the same as the Death Benefit under the old Death Benefit Option at the time of the change.

You cannot change the Death Benefit Option:

1. if the Face Amount would be reduced to less than $50,000 as a result of the change, or

2.   after the Insured reaches Attained Age 85.

When the Face Amount changes as a result of a change in the Death Benefit Option, the Monthly Charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the Policy Surrender Charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting a written request for a change of Face Amount to our Administrative Office. The Face Amount change will be effective on the Monthly Charge Date on or preceding our acceptance of the request.

Increases in Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Face Amount. An increase may not be less than $15,000. You cannot increase the Face Amount of the Policy after the Insured reaches Attained Age 85.

If you increase the Policy Face Amount the Face Amount Charge and the Insurance Charges will increase.

Decreases in Face Amount. You may decrease the Policy Face Amount any time after the first Policy Year or one year after a Face Amount increase. You must send a written request to us.


                                     Detailed Description of Policy Features   7

You cannot decrease the Face Amount if the decrease would result in a Face Amount of less than $50,000.

If you decrease the Face Amount, a Surrender Charge may apply. We will deduct Surrender Charges from the Division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:

(a) the Face Amount of the most recent increase

(b) the Face Amounts of the next most recent increases successively

(c) the Initial Face Amount.

If you decrease the Face Amount the Monthly Charges deducted from the Account Value will change.

If you decrease the Face Amount, the Policy may become a "modified endowment contract" under federal tax law. Consult your tax advisor. (See also Modified Endowment Contracts in Part V).

Premiums

The first premium must be paid before the Policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net Premiums are allocated to the Account Value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the Policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Premiums. When applying for the Policy, you select the Planned Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The Planned Premium must be at least $20. The amount of the Planned Premium and the payment frequency you select are shown in the Policy. We will send you premium notices based on your selections. To change the amount and frequency of Planned Premiums, send a written notice to us at our Administrative Office.

If a Planned Premium payment is not made, the Policy will not necessarily terminate. Conversely, making Planned Premium payments does not guarantee the Policy will remain in force. To keep the Policy in force, you must either have a sufficient "policy value" or meet the safety test. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Premium Limitations. The minimum premium payment is $20.

If you choose the Cash Value Test to qualify your Policy as life insurance, the maximum premium each Policy Year is the greatest of:

(a)  an amount equal to $100 plus double the Expense Premium for the Policy;

(b)  the amount of premium paid in the preceding Policy Year; and

(c) the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).

We may refund any amount of premium payment that exceeds the Cash Value Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

(a)  the maximum premium for the Cash Value Test; and

(b)  the Guideline Premium Test amount which will be stated in the Policy.

If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds the Guideline Premium Test limit. Otherwise, the Policy would no longer qualify as life insurance under federal tax law.



8   Detailed Description of Policy Features

Allocating Net Premiums. A Net Premium is a premium payment we receive in Good Order, minus the Premium Expense Charge.

Net Premiums Received through Issue Date. We will allocate any Net Premiums received through the Issue Date of the Policy to our general investment account. Any Net Premiums received before the Policy Date will be allocated as of that Date. We will credit interest at the rate(s) we use for the GPA during that time.

Register Date and Valuation Date. Net Premiums credited to the Policy on and after the Register Date will be allocated among the Divisions and the GPA according to your Net Premium allocation. Also, any values in the Policy held before the Register Date will be allocated on that Date among the Divisions and the GPA according to your Net Premium allocation on that Date.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

We set the Register Date for the Policy. It depends on the type of refund offered under the Right To Return provision in your Policy. Refer back to Purchasing the Policy for information about this provision.

If the refund includes interest and investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:

(a) the day after the Issue Date of the Policy; and

(b) the day we receive the first premium payment in Good Order.

If the refund does not include interest or investment experience:

1. The Register Date is the Valuation Date that is on, or next follows, the later of:

    .  the day after the end of the Right To Return period; and

    .  the day we receive the first premium in Good Order;

2. Any Net Premiums received after the Issue Date but before the Register Date will be allocated to the Money Market Division; and

3. Any values in the Policy held as of the Issue Date will be allocated to the Money Market Division on the first Valuation Date after the Issue Date.

Net Premium Allocation. When applying for the Policy, you indicate how you want Net Premiums allocated among the Divisions and the GPA. You may change your Net Premium allocation at any time. Just send a written notice to us at our Administrative Office.

You may set your Net Premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the Account Value invested in a Division of the Separate Account to any other Division or to the GPA. Simply send us a written request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account Divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account Divisions to one each Policy Year. You may not transfer more than 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer. There is one exception to this rule. If:

 .    you have transferred 25% of the Fixed Account Value each year for three consecutive Policy Years, and

 .    you have not invested any Net Premium amount in the GPA or

 .    transferred any money into the GPA during these three years,

you may transfer the remainder of the Fixed Account Value (less any Policy Debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in Good Order at our Administrative Office. We do not charge for transfers.



                                     Detailed Description of Policy Features   9

Overall Limitation on Net Premium Allocations and Transfers. You may allocate Net Premiums and transfer amounts to up to 16 Divisions over the life of the Policy.

Policy Termination and Reinstatement

The Policy will not terminate simply because you do not make Planned Premium payments. Conversely, making Planned Premium payments does not guarantee that the Policy will remain in force.

The Policy may terminate if its value cannot cover the Monthly Charges and the safety test is not met.

If the Policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination.  The Policy may terminate without value if:

 .   its "policy value" on a Monthly Charge Date cannot cover the Monthly
    Charges due; and

 .   the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The Policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the Monthly Charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the Policy will stay in force. If the Insured dies during the grace period, the Death Benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the Death Benefit.

Policy Value. The definition of "policy value" depends on the Policy Year. The "policy value" is equal to:

 .   during the first ten Policy Years, the Account Value less any Policy Debt;
    and

 .   after the first ten Policy Years, the Net Surrender Value.

If the "policy value" cannot cover the Monthly Charges due but the safety test is met, then the Monthly Charges due will be reduced to an amount equal to the Account Value less any Policy Debt.

Safety Test. (Not available in New York) The safety test allows you to keep the Policy in force, regardless of the value of the Policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period stated in the Policy.

The Guarantee Period has an associated monthly Guarantee Premium. The amount of the Guarantee Premium depends on the Issue Age, gender, and risk classification of the Insured, and on the Face Amount and Death Benefit Option.

During the Guarantee Period, the safety test is met if (A) equals or exceeds
(B), defined as:

(A) premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

(B) monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

   The Policy is in the Guarantee Period. The monthly Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met. Even if the "policy value" cannot cover the Monthly Charges, the Policy will stay in force.

Generally, the Guarantee Period is the first five Policy Years. Consult your Policy for the Guarantee Periods available to you.

Reinstating Your Policy. If your Policy terminates, you may reinstate it--that is, put it back in force. But you may not reinstate your Policy if:

 .   you surrendered it; or



10   Detailed Description of Policy Features

 .    five years have passed since it terminated.

Requirements to Reinstate Your Policy.  To reinstate your Policy, we will need:

1.   a written application to reinstate;

2.   evidence, satisfactory to us, that the Insured still is insurable; and

3. a premium payment sufficient to keep the Policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your Policy, the Face Amount will be the same as it was when it terminated. Your Account Value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any Monthly Charges then due. Surrender Charges after reinstatement will apply as if the Policy had not terminated. However, if the Surrender Charge was taken when the Policy terminated, then the applicable Surrender Charges will not be reinstated.

If you reinstate your Policy, it may become a "modified endowment contract" under current federal tax law. Consult your tax advisor.

Charges and Deductions

We will deduct charges from the Policy to compensate us for:

(a) providing the insurance benefits under the Policy (including any riders);

(b) administering the Policy;

(c) assuming certain risks in connection with the Policy (including any riders); and

(d) selling and distributing the Policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge rate is higher for premium payments up to Expense Premium than for premium payments over Expense Premium. The Expense Premium is based on the Issue Age, gender, and risk classification of the Insured.

If you have increased the Policy Face Amount, the Expense Premium used here is the total of the Expense Premiums for the Initial Face Amount and for all increases.

Monthly Charges Against the Account Value

We deduct charges from the Account Value on each Monthly Charge Date. The Monthly Charges are:

(a) an Administrative Charge;

(b) a Face Amount Charge;

(c) an Insurance Charge; and

(d) a rider charge for any additional benefits provided by rider.

We deduct the Monthly Charges from the Division(s) and the GPA in proportion to the non-loaned values of the Policy in the Division(s) and the GPA.

Administrative Charge and Face Amount Charge. The monthly Administrative Charge and Face Amount Charge reimburse us for issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with you.

Insurance Charges. The monthly Insurance Charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly Insurance Charge rate for that Policy month. We determine the amount at risk on the first day of each Policy month. It is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Insurance rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Select Preferred, Preferred Nontobacco, and Preferred Tobacco. We also have substandard rate classes for greater mortality risks. In otherwise identical Policies, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Preferred Nontobacco Insureds than for Select Preferred Insureds.



                                    Detailed Description of Policy Features   11

Rider Charge. You can obtain additional benefits by requesting riders on your Policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering Policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

During the first 14 Years of Coverage under the Initial Face Amount, we will take a Surrender Charge against the Account Value if you fully surrender the Policy or decrease the Face Amount. This also applies during the first 14 Years after an increase in Face Amount. We calculate Surrender Charges separately for the Initial Face Amount and for each increase in the Face Amount. The Surrender Charge in the first Year of Coverage is based on the Target Premium. The Surrender Charge is decreased by 1/14th of the first year Surrender Charge in each of the next thirteen Years of Coverage, and is zero in the fifteenth year.

Decrease in Selected Face Amount. If you decrease your Policy Face Amount, we cancel all or a part of your Face Amount segments. We charge a partial Surrender Charge. The partial Surrender Charge is equal to the Surrender Charge associated with each decreased or canceled Face Amount segment. If the partial Surrender Charge for a decreased or canceled Face Amount segment would be greater than the Account Value of the Policy, we set the partial Surrender Charge equal to the Account Value on the date of the surrender.

After a Face Amount decrease, we reduce the Surrender Charge for the remaining segments by the amount of the partial Surrender Charge.

Other Charges

Withdrawal Fee. If you make a partial Withdrawal from your Policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to increase for the duration of the Policy.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Special Circumstances

We may vary the charges and other terms of Policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these Policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Net Surrender Value

The Account Value of the Policy has two components: the Variable Account Value and the Fixed Account Value.

Variable Account Value. The Variable Account Value is the sum of your values in each of the Divisions of the Separate Account. It reflects:

 .    Net Premiums allocated to the Separate Account;

 .    transfers to the Separate Account from the Guaranteed Principal Account;

12  Detailed Description of Policy Features

 .    transfers and withdrawals from the Separate Account;

 .    Monthly Charges and Surrender Charges deducted from the Separate Account;
     and

 .    the net investment experience of the Separate Account.

These transactions are all reflected in the Variable Account Value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the Variable Account Value is reflected in the value of the accumulation units. The value of your accumulation units in a Division is equal to:

 .    the accumulation unit value in that Division; multiplied by

 .    the number of accumulation units in that Division credited to your Policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in Good Order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in Good Order after that time, units will be purchased or sold as of the next Valuation Date.

The Variable Account Value of the Policy is the total of the values of the accumulation units in each Division credited to Policy.

Fixed Account Value. The Fixed Account Value is the accumulation at interest of:

 .    Net Premiums allocated to the Guaranteed Principal Account; plus

 .    amounts transferred into the GPA from the Separate Account; less

 .    amounts transferred or withdrawn from the GPA; and less

 .    Monthly Charges and Surrender Charges deducted from the GPA.

Interest on the Fixed Account Value. The Fixed Account Value earns interest at an effective annual rate, credited daily.

For the part of the Fixed Account Value equal to any Policy loan, the daily rate we use is the daily equivalent of:

 .    the annual loan interest rate minus the Loan Interest Rate Expense Charge;
     or

 .    3% if greater.

For the part of the fixed account in excess of any Policy loan, the daily rate we use is the daily equivalent of:

 .    the current interest rate we declare; or

 .    the guaranteed calendar-year interest rate we declare for the year if greater.

This guaranteed calendar-year rate for each year will be at least 3%.

Net Surrender Value.  The Net Surrender Value of the Policy is equal to:

 .    the Account Value; less

 .    any Surrender Charges that apply; and less

 .    any Policy Debt.

You may surrender the Policy by sending a written request together with the Policy to our Administrative Office. We will determine the Net Surrender Value at the end of the Valuation Date on which we receive the request in Good Order.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the Net Surrender Value. We deduct a fee of $25 from the amount withdrawn. We do not charge a Surrender Charge for a Withdrawal. The minimum amount you can withdraw is $100 (including the Withdrawal fee). We may not allow a Withdrawal if it would result in a reduction of the Face Amount to less than $50,000.

You must state in the Withdrawal Request from which Divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the written request in Good Order. We will process it within seven days. The Withdrawal amount you wish taken from each Division of the Separate Account and from the GPA may not exceed the non-loaned Account Value in each of these. If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the Withdrawal unless you provide evidence

                                    Detailed Description of Policy Features   13
satisfactory to us that the Insured still is insurable.

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the Policy as long as the Account Value exceeds the total of any Surrender Charges. You must assign the Policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the Policy's Account Value less any Surrender Charge. If there is any outstanding Policy Debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the Policy loan amount from the Divisions and the GPA in proportion to the amount of Account Value in each Division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the Divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the Divisions during any period that:

(i) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)  trading is restricted;

(iii) the SEC determines a state of emergency exists; or

(iv)  the SEC permits us to delay payment for the protection of our Owners.

Whenever total Policy Debt (which includes accrued interest) equals or exceeds the Account Value less Surrender Charges, we will send a notice to you. This notice will state the amount needed to bring the Policy Debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Loan Interest Charged. At the time of Application, you may select a loan interest rate of 5% or an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your "contract state." The maximum rate is the greater of:

(i) the published monthly average for the calendar month ending two months before the Policy Year begins,

(ii) or 4%.

If the maximum rate is less than 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on Policy loans accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. You may repay all or part of any Policy Debt at any time while the Insured is living and while the Policy is in force. Any loan repayment you make within 30 days of the Policy Anniversary date first pays Policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding Policy Debt from the proceeds payable at death or the surrender of the Policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the Policy loan rate less the Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%.

14  Detailed Description of Policy Features

Currently, the Charge is 0.90% in Policy Years one through 15 and 0.50% in Policy Years 16 and later.

Effect of Loan. A Policy loan affects the Policy since we reduce the Death Benefit and Net Surrender Value by the amount of the loan. If you repay the loan, we increase the Death Benefit and Net Surrender Value under the Policy by the amount of the repayment. Taking a Policy loan could have adverse tax consequences if your Policy is a "modified endowment contract" under current federal tax law. Consult your tax advisor.

As long as a loan is outstanding, a portion of the Policy Account Value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

                                     Detailed Description of Policy Features  15

III. Investment Options


The Guaranteed Principal Account

You may allocate some or all of the Net Premiums to the Guaranteed Principal Account ("GPA"). You also may transfer some or all of the Account Value in the Divisions of the Separate Account to the GPA. Neither our General Account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

We guarantee amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on February 2, 1995, as a separate investment account of MassMutual. The Board established the Separate Account based on the laws of the State of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the Policies. We have since divided this segment into 13 Divisions. Each Division invests in a shares of a designated Fund of MML Trust, Oppenheimer Trust, Variable Insurance Products Fund II (managed by Fidelity Management & Research Company), T. Rowe Price Equity Series, Inc., or American Century Variable Portfolios, Inc. We may establish additional divisions within the Segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

Some of the Funds offered are generally identical to, or are "clones" of, mutual funds offered in the retail marketplace. These "clone" funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the Policy. It is not an indication of future performance of the Policy funds.

16  Other Policy Information

The Funds

The MML Trust, Oppenheimer Trust, Variable Insurance Products Fund II, T. Rowe Price Equity Series, Inc., and American Century Variable Portfolios, Inc., are open-end, management investment companies registered under the Investment Company Act of 1940 ("1940 Act"). They all provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, an affiliate, or other life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying Funds, it is possible conflicts could arise between Policy Owners and owners of the variable annuity contracts.

The Boards of Trustees or Boards of Directors of the Funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the Boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each Fund for the Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in that Fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the Funds at their net asset values as needed to make payments under the Policies.

MML Trust. The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Six of the diversified investment portfolios of the Trust are available under this Policy.

Oppenheimer Trust. The Oppenheimer Trust is managed by OppenheimerFunds, Inc. The Trust consists of 10 separate funds, four of which are offered under this Policy.

Variable Insurance Products Fund II. Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company ("FMR"), was organized as a Massachusetts business trust on March 21, 1988. One of its investment portfolios, the VIP II Contrafund Portfolio, is available under this Policy.

T. Rowe Price Equity Series, Inc. The T. Rowe Price Equity Series, Inc. was incorporated in Maryland in 1994. Currently, it consists of four series, each representing a separate class of shares having different objectives and investment policies. One of the series, the Mid-Cap Growth Portfolio, is available under this Policy.

American Century Variable Portfolios, Inc. American Century Variable Portfolios Inc. is part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds, VP Income & Growth, is offered under this Policy.

Fund Profiles

Following is a chart illustrating the risk profiles of the investment options available under this Policy, and a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning these investment objectives and the Funds is contained in the accompanying prospectuses, including information on the risks associated with the investments, the investment techniques of each of the funds, and the deduction of expenses applicable to each of the funds.

                                                          Investment Options  17

                         INVESTMENT PREFERENCE CHART*
--------------------------------------------------------------------------------
                                           Oppenheimer Global Securities Fund/VA
                                          VIP II Contrafund Portfolio
                                        Oppenheimer Aggressive Growth Fund/VA++
                                     MML Small Cap Value Equity Fund
                                 T. Rowe Price Mid-Cap Growth Portfolio
                               Oppenheimer Capital Appreciation Fund/VA+
                              MML Equity Index Fund
                       American Century VP Income & Growth
                       MML Equity Fund
                   MML Blend Fund
             Oppenheimer Strategic Bond Fund/VA
    MML Managed Bond Fund
 MML Money Market Fund
Guaranteed Principal Account
--------------------------------------------------------------------------------

Conservative    Less Conservative     Moderate      Aggressive   More Aggressive

Conservative: Investment goal is preservation of principal, while incurring little risk.

Less Conservative: Investment goal is primarily preservation of principal, with some desire for growth.

Moderate: Investment goal is growth, while seeking some preservation of principal.

Aggressive: Investment goal is growth, with more tolerance for risk.

More Aggressive: Investment goal is significant growth over the long-term, with greater tolerance for risk.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*This chart is provided by Massachusetts Mutual Life Insurance Company. It does not necessarily reflect the opinion of the underlying fund managers.


MML Money Market Fund

MML Money Market Fund seeks to maximize current income, to preserve capital, and to maintain liquidity by investing in money market instruments.

MML Managed Bond Fund

MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA is a mutual fund that seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. Government securities, and lower-rated, high-yield securities of U.S. companies.

MML Blend Fund

MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

Sub-adviser to the equity sector of the Fund is David L. Babson & Company, Inc.

MML Equity Fund

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

18  Investment Options

Sub-adviser to the Fund is David L. Babson & Company, Inc.

American Century VP Income & Growth

American Century VP Income & Growth seeks long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

MML Equity Index Fund

MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.)

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

MML Small Cap Value Equity Fund

The MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Aggressive Growth Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, the Fund was named Oppenheimer Capital Appreciation Fund.

VIP II Contrafund Portfolio

This Fund seeks long-term capital appreciation. It invests primarily in common stocks. It also invests in the securities of companies whose value FMR believes is not fully recognized by the public, in domestic and foreign issuers, and in either "growth" stocks or "value" stocks or both.

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA is a mutual fund that seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations, which are considered to have appreciation possibilities. It invests in equity securities of U.S. and foreign issuers.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. ("Babson"), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Babson also is the sub-adviser to the MML Small Cap Value Equity Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual entered into a sub-advisory agreement with Mellon Equity. Mellon Equity manages the investment and reinvestment of the assets of the MML Equity Index Fund.

OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets

                                                          Investment Options  19
of more than $95 billion as of December 31, 1998, and with more than 4 million shareholder accounts. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.

Citibank N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly owned subsidiaries of MassMutual, and various employee benefit plans.

Fidelity Management & Research Company ("FMR") is the investment adviser to the VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments(R), which was established in 1946. Fidelity Investments(R) has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR handles the VIP II Contrafund business affairs and, with the assistance of affiliates, chooses the Fund's investments. Fidelity Management & Research (U.K.) Inc., in London, England, and Fidelity Management & Research (Far East), Inc., serve as sub-advisers for the VIP II Contrafund Portfolio.

T. Rowe Price Associates, Inc., ("T. Rowe Price"), is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price was founded in 1937. The T. Rowe Price Equity Series, Inc., (the "Corporation"), was incorporated in Maryland in 1994, and is a diversified, open-end investment company. The Corporation is governed by a Board of Directors that meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.

American Century Investment Management, Inc., is the investment adviser to the American Century VP Income & Growth Fund. Under the laws of the state of Maryland, the Board of Directors is responsible for managing the business and affairs of the Fund. Acting under an investment management agreement entered into with the Fund, American Century Investment Management, Inc., serves as the manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri. The manager has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.

20  Investment Options

IV. Other Policy Information


When We Pay Proceeds

If the Policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the Death Benefit within seven days after we receive all required documents in a form satisfactory to us at our Administrative Office.

We can delay payment of the Death Benefit, the Net Surrender Value, or any Withdrawal or loan from the Separate Account during any period when:

(i) it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)  trading is restricted by the SEC; or

(iii) the SEC declares an emergency exists; or

(iv) the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any Net Surrender Value, any Withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

We can delay payment of the entire Death Benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or Withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the Death Benefit from the date of death to the date of payment.

Payment Options

We will pay the Policy proceeds (the Death Benefit or the Net Surrender Value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

---------------------------------------------------------------------------------------------------------------------
Installments for a Specified    Equal monthly payments for any period selected, up to 30 years. The amount
Period                          of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
---------------------------------------------------------------------------------------------------------------------
Life Income                     Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
---------------------------------------------------------------------------------------------------------------------
Interest                        We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
---------------------------------------------------------------------------------------------------------------------
Installments of Specified       Fixed amount payments. The total amount paid during the first year must be at
Amount                          least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
---------------------------------------------------------------------------------------------------------------------

                                                    Other Policy Information  21

---------------------------------------------------------------------------------------------------------------------
Life Income with Payments       Equal monthly payments based on the life of a named
Guaranteed for Amount Applied   person. We will make payments until the total
                                amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will
                                continue to make monthly payments as long as the
                                named person lives.
---------------------------------------------------------------------------------------------------------------------
Joint Lifetime Income with      Monthly payments based on the lives of two named
Reduced Payments to Survivor    persons. We will make payments at the initial level
                                while both are living, or for 10 years if longer. When one dies
                                (but not before the 10 years has elapsed), we
                                will reduce the payments by one-third. Payments
                                will continue at that level for the lifetime of
                                the other. After the 10 years has elapsed,
                                payments stop when both named persons have died.
---------------------------------------------------------------------------------------------------------------------

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person's life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the Insured's death. The Applicant names the Beneficiary in the application for the Policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured's lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured's death, unless provided otherwise, the Death Benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the Policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any Policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the Policy with respect to any material misrepresentation in the application regarding the insurability of the Insured once the Policy has been in force during the lifetime of Insured for two years after the its Issue Date.

For any Policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the change or reinstatement with respect to the Insured after the change has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured's age or gender is misstated in the Policy application, we will adjust the Death Benefit we pay under the Policy based on what the Policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the Policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and Policy Debt. If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Face

22  Other Policy Information

Amount, the increase will terminate and we will refund the Monthly Charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the Policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Substitute Of Insured Rider. This rider allows you to substitute a new insured in place of the current Insured under the Policy. A substitute of Insured is allowed if the Policy is in force, you have an insurable interest in the life of the substitute insured, the substitute insured is age 80 or younger on the date of substitution, and the age of the substitute insured on the Policy Date is within the issue age range allowed for this Policy on the Policy Date.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution of insured will be based on the life and risk class of the substitute insured.

The rider terminates on the current Insured's Attained Age 75, at the time of the exercise of the rider, if this Policy is changed to a different policy under which this rider is not available, or if this Policy terminates.

This rider is attached automatically at issue. There is no charge for the rider.

Other Insured Rider. This rider provides level term insurance on the life of the base policy Insured and/or another insured. The coverage for the insured under the rider is convertible for a limited amount of time.

While the other insured is living and prior to the other insured's attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured's attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.

If the insured under the rider is not the base policy Insured, the rider may be converted upon the death of the Insured.

The rider terminates when the other insured reaches attained age 100, if the Policy is changed to another policy under which this rider is not available, or if the Policy terminates.

The monthly charge for this rider is a rate per $1,000 of rider face amount for the other insured.

Guaranteed Insurability Rider. This rider provides the right to increase the face amount of this Policy without evidence of insurability on certain option dates as defined in the rider.

The rider terminates after the last option date as defined in the rider, if the face amount of this Policy is decreased for any reason, if the Policy is changed to another policy under which this rider is not available, or if the Policy terminates.

There is a monthly charge for this rider. It is a rate per $1,000 of rider option amount.

Disability Benefit Rider. This rider provides a disability benefit while the Insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the Insured becomes totally disabled.

We will credit an amount to the Account Value equal to the specified benefit amount shown on the policy specification page for this rider. This amount will be treated as a Net Premium.

We also will waive the monthly charges due for this Policy.

The benefits will be provided after the Insured has been totally disabled for four months and all conditions of the rider have been met.

The benefits under the rider end once the Insured is no longer totally disabled, satisfactory

                                                    Other Policy Information  23
proof of continued disability is not provided to us as required, or the day before the Insured's Attained Age 65, unless total disability began before the Insured's Attained Age 60 in which case the waiver part of the monthly benefit will continue beyond Attained Age 65 while the Insured remains totally disabled.

There is a monthly charge for this rider based on both the specified benefit amount and the waiver of monthly charges. The rates vary by the Attained Age and gender of the Insured and the benefits provided.

Waiver Of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the Policy while the Insured is totally disabled as defined in the rider.

The benefit will be provided once the Insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the Insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the Insured's Attained Age 65 if the disability began when the Insured was Attained Age 60 or older.

There is a monthly charge for this rider. It is a rate based on the Insured's Attained Age and gender, multiplied by the sum of the Policy monthly charges for the month excluding the rider charge for this rider.

Sales and Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy. MML Investors Services, Inc. ("MMLISI"), at the same address serves as the co-underwriter of the Policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD ("selling brokers"). We sell the Policy through agents who are licensed by state insurance officials to sell the Policy. These agents also are registered representatives of selling brokers or of MMLISI. We intend to offer the Policy in California and New York.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the Policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers.
And they may provide certain administrative services to us in connection with the Policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Compensation

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the Policy.

Agents who sell these Policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly Account Value in each Policy Year. The maximum commission percentages are as follow.


Premium-based Commissions
------------------------ ----------------------------------
Coverage Year 1         50% of premium paid up to the
                            Target Premium
                         3% of premium paid over the
                            Target Premium
Coverage Years 2-5       5% of premium paid up to the
                            Target Premium
                         3% of premium paid over the
                            Target Premium
Coverage Years 6-10      3% of all premium paid
Coverage Years 11 and    1% of all premium paid
beyond
------------------------ ----------------------------------

24  Other Policy Information

Asset-based Commissions
------------------------ ----------------------------------
Policy Years 2 and       0.15% of the average monthly
beyond                   Account Value in each Policy Year
------------------------ ----------------------------------

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the Policies compensation based on premium payments for the Policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of Policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.

                                                    Other Policy Information  25

V. Other Information


MassMutual

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion.

MassMutual's Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the Segment for our federal income taxes that may be a result of activity of the Segment. Periodically, we review the question of a charge to the Segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the Segment. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account, we may charge for the Policy's share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the Segment and the Divisions. Each year within the 30 days following the Policy Anniversary, we will mail you a report showing:

(i)   the Account Value at the beginning of the previous Policy Year,

(ii)  all premiums paid since that time,

(iii) all additions to and deductions from the Account Value during the year, and

(iv) the Account Value, Death Benefit, Net Surrender Value and Policy Debt as of the last Policy Anniversary.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any Policy. We reserve the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax advisor. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds, Premiums and Loans. We believe the Policy meets the IRC definition of life insurance. Therefore, the Death Benefit under the Policy generally is excludible from the gross income of the Beneficiary under the IRC.

Decreases in Face Amount and Withdrawals may be taxable depending on the circumstances. The IRC states that:

 .    if there is a reduction of future benefits during the first 15 years after a Policy is issued and

 .    if there is a cash distribution as a result of the reduction,


26   Other Information
you may be taxed on all or a part of the amount distributed.

If these conditions do not apply, a Withdrawal is taxable only to the extent it exceeds your unrecovered premiums unless the Policy is a modified endowment contract. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid and not previously recovered.

If you surrender the Policy for its full Net Surrender Value, some of the Net Surrender Value may be considered ordinary income for tax purposes. The distribution is ordinary income to the extent the Account Value exceeds the premiums (or any other amounts paid for the Policy) paid but not previously recovered. In making this calculation, the Account Value considered is not reduced by any outstanding Policy Debt but it is reduced by any Surrender Charges.

A change of the Owner or the Insured or an exchange or assignment of the Policy may result in immediate taxable income.

We believe that under current law any loan received under the Policy will be treated as Policy Debt of an Owner. The loan will not be considered income to you unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract, loans will be fully taxable to the extent of any income in the Policy and could be subject to an additional 10 percent tax. Interest on Policy loans used for personal purposes generally is not tax-deductible. However, you may deduct this interest if the loan proceeds are used for "trade or business" or "investment" purposes if you meet certain tax rules.

If the Owner is a business or corporation additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned Policy. The corporate alternative minimum tax may apply to any gain in the Policy. This tax also may apply to a portion of the amount by which Death Benefits received exceed the Policy's Net Surrender Value on the date of death.

The impact of federal income taxes on values under this Policy and on the benefit to you or your Beneficiary depends on MassMutual's tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability of the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Modified Endowment Contracts. If a Policy is a modified endowment contract ("MEC"), loans, partial withdrawals, and other amounts distributed under the Policy are taxable to the extent of any accumulated income in the Policy. The collateral assignment of a MEC is also treated as a taxable distribution. In general, the amount subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance in the IRC but fails the additional "7-pay test." A Policy fails this test if:

 .    the accumulated amount paid under the contract at any time during the first seven contract years

                                    exceeds

 .    the total premiums that would have been payable for a Policy providing guaranteed benefits and requiring the payment of only seven level annual premiums.

A Policy may pass the 7-pay test and still be taxed as a MEC if it is received in exchange for a MEC.

If certain changes are made to a Policy we will re-test it to determine if it has become a MEC. For example, if you reduce the death benefit during the first seven contract years we will retest the Policy. If the test shows the Policy has become a MEC, this classification change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

We will retest whenever there is a "material change" to the Policy while it is in force. If there


                                                      Other Information       27
is a material change a new 7-pay test period begins at that time. The term "material change" includes any increases in death benefits.

Since the Policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

If any amount is taxable as a distribution of income under a MEC, it also will be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for individual Owners. The penalty tax will not apply to distributions:

(i)   made on or after the date the taxpayer attains age 59 1/2; or

(ii)  made because the taxpayer became disabled; or

(iii) made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer. These payments must be made at least annually.

Once a Policy fails the 7-pay test, loans and distributions in the year of failure and in future years are subject to the rules for MECs. In addition, loans and distributions received in anticipation of failing the 7-pay test are defined as any loans and distributions made within two years prior to failing the 7-pay test and are subject to taxation.

Under certain circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The Policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a Policy with such plans are complex, you should not use the Policy in this way until you have consulted a competent tax adviser. You may not use the Policy as part of an Individual Retirement Account (IRA).

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the Policy to the extent you have invested in these Divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your Policy. The Policy's number of shares of the Funds is determined by dividing the Policy's Account Value held in each Division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the right to:

 .    Create new Divisions of the Separate Account;

 .    Create new Separate Accounts and new Segments;

 .    Combine any two or more Separate Accounts, Segments or Divisions;

 .    Make available additional or alternative Divisions of the Separate Account investing in additional investment companies;

 .    Invest the assets of the Separate Account in securities other than shares of the Funds. These securities can be substitutes for Fund shares already purchased or they can apply only to future purchases.

 .    Operate the Separate Account as a management investment company under the
     1940 Act or in any other form permitted by law;

 .    De-register the Separate Account under the 1940 Act in the event such registration is no longer required;



28   Other Information

 .    Substitute one or more Funds for other funds with similar investment objectives;

 .    Delete Funds or close Funds to future investments; and

 .    Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Bonding Arrangement

An insurance company blanket bond is maintained providing $75,000,000 coverage for officers and employees of MassMutual (subject to a $350,000 deductible) and $75,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are not currently involved in any legal proceedings that would have a material impact on the Policy.

Year 2000

Like other businesses and governments around the world, MassMutual could be adversely affected if the computer systems used by the company and those with which it does business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which MassMutual conducts business, to determine their year 2000 readiness.

The costs are currently being expensed, and when measured against net gain from operations before dividends, are not material to MassMutual.

Experts

We have included the financial statements of MassMutual in this prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Craig Waddington, FSA, MAAA, Vice President for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

                                                          Other Information   29

Appendix A


Definition of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Administrative Office: Our Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the Death Benefit at the Insured's death.

Death Benefit: The amount paid following receipt of due proof of the Insured's death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any Policy Debt outstanding and any due but unpaid premium needed to avoid Policy termination.

Death Benefit Option: The Policy offers three Death Benefit Options for determination of the amount of the Death Benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Expense Premium: An amount used to determine the Premium Expense Charges. For the Initial Face Amount, the Expense Premium is based on the Issue Age, gender, and risk classification of the Insured. For each increase in Face Amount, the Expense Premium is based on the age, gender and risk classification of the Insured on the effective date of the increase.

Fixed Account Value: The current Account Value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, in Good Order means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account ("GPA"): Part of our General Account, the GPA is a fixed account to and from which you may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the Policy. Subject to certain limitations, you may change the Face Amount after issue.

Insured:  The person whose life this Policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy
Date.

Issue Date: The date on which the Policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Death Benefit: The Death Benefit determined in accordance with the applicable Death Benefit Compliance Test. The applicable Test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the Monthly Charges for the Policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy Account Value each month.

Net Premium: The premium payment we receive in Good Order, minus the Premium Expense Charge.

Net Surrender Value: The amount payable to an Owner upon surrender of the Policy. It is equal to the Account Value less any Surrender Charges that apply and less any Policy Debt.



30  Appendix A

Owner: The person or entity that owns the Policy.

Policy: The flexible premium adjustable variable life insurance Policy offered by MassMutual and described in this Prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.

Policy Debt: All outstanding Policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Separate Account: The Policies' designated segment of the "Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Connecticut and registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest Net Premiums for this Policy.

Target Premium: The level of premium payments used to determine commission payments and Surrender Charges. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. It is equal to the Expense Premium.

Valuation Date: A date on which the net asset value of the shares of each Division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the Policy in each Division of the Separate Account multiplied by your number of units in that Division.

We, us, our: Refer to MassMutual.

Year of Coverage: For the Initial Face Amount, each Policy Year is a Year of Coverage. For any increase in the Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the Policy.


                                                                 Appendix A   31

Appendix B


Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I - Death Benefit Option 1
=============================================

Assume the following:
---------------------------------------------
 .  Face Amount is $1,000,000

 .  Account Value is $50,000

 .  Minimum Death Benefit is $219,000

 .  No Policy Debt

---------------------------------------------

Based on these assumptions,

 .  the Death Benefit is $1,000,000.

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

 . the Death Benefit remains at $1,000,000.

If the Account Value decreases to $30,000 and the Minimum Death Benefit decreases to $131,400,

 . the Death Benefit still remains at $1,000,000.


Example II - Death Benefit Option 2
=============================================

Assume the following:
---------------------------------------------
 . Face Amount is $1,000,000

 . Account Value is $50,000

 . Minimum Death Benefit is $219,000

 . No Policy Debt

Based on these assumptions,

 . the Death Benefit is $1,050,000 (Face Amount plus Account Value).

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

 . the Death Benefit will increase to $1,080,000.

If the Account Value decreases to $30,000 and the Minimum Death Benefit decreases to $131,400,

 . the Death Benefit will decrease to $1,030,000.


Example III - Death Benefit Option 3
=============================================

Assume the following:
---------------------------------------------
 . Face Amount is $1,000,000

 . Account Value is $50,000

 . Minimum Death Benefit is $219,000

 . No Policy Debt

 . Premiums paid under the Policy to-date total $40,000

---------------------------------------------

Based on these assumptions,

 . the Death Benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

 . the Death Benefit will increase to $1,070,000.



Examples of Death Benefit Option Changes

Example I - Change from Option 2 to Option 1
=============================================

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the Account Value on the effective date of the change.

     For example, if the Policy has a Face Amount of $500,000 and an Account Value of $25,000, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value, or $525,000. If you change from Option 2 to Option 1, the Death Benefit under Option 1 is equal to the Policy Face Amount. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the Death Benefit after the change will remain at $525,000.



32   Appendix B

Example II - Change from Option 3 to Option 1
==============================================

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

     For example, if a Policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the Death Benefit under Option 1 is equal to the Face Amount. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the Death Benefit after the change will remain at $512,000.


Example III- Change from Option 1 to Option 2
==============================================

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the Account Value on the effective date of the change.

     For example, if the Policy has a Face Amount of $700,000 and an Account Value of $25,000, under Option 1 the Death Benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value. Since the Death Benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the Death Benefit under Option 2 after the change will remain $700,000.


Example IV - Change from Option 1 to Option 3
==============================================

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

     For example, if the Policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the Death Benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the Death Benefit after the change will remain at $700,000.


Example V - Change from Option 2 to Option 3, or from Option 3 to Option 2
===========================================================================

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the Account Value and the premiums paid to-date.

     For example, if the Policy has a Face Amount of $1,000,000 and an Account Value of $70,000 and premiums paid of $25,000, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value, or $1,070,000. If you change from Option 2 to Option 3, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the Account Value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a Death Benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.


                                                                 Appendix B   33

Appendix C


Rates of Return

From time to time, we may report different types of historical performance for the Divisions of the Separate Account available under the Policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any Policy charges, which, if included, would reduce performance.

On request, we will provide an illustration of Account Values and Net Surrender Values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The Net Surrender Value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other Policy charges are deducted. The Account Value figures will assume all charges except the Surrender Charge are deducted.

We also may distribute sales literature comparing the Divisions of the Separate Account to established market indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each Division of the Separate Account. Table 1 shows figures for periods ended December 31, 1998, while Table 2 shows December 31 one- year total returns for each year shown. These rates do not reflect :

 .    the Mortality and Expense Risk Charges assessed against the Separate
     Account

 .    deductions from premiums or Monthly Charges assessed against the Account
     Value of the Policies

 .    the Policy's Surrender Charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.


34   Appendix C

                                     TABLE 1

                        EFFECTIVE ANNUAL RATES OF RETURN
                             AS OF DECEMBER 31, 1998

--------------------------------------------------------------------------------------------------------------
                                            Since
Fund                                      Inception      15 Years      10 Years      5 Years        1 Year
--------------------------------------------------------------------------------------------------------------
MML Equity                                  14.84%        15.76%        16.39%        19.66%        16.20%
MML Managed Bond                            10.24%        10.16%         9.19%         7.07%         8.14%
MML Blend                                   13.67%           --         13.70%        14.60%        13.56%
MML Money Market                             6.66%         6.16%         5.41%         4.95%         5.16%
MML Equity Index                            31.03%           --            --            --         28.22%
MML Small Cap Value Equity                 (23.88%)          --            --            --        (23.88%)*
Oppenheimer Capital Appreciation+           16.03%           --         16.85%        22.10%        24.00%
Oppenheimer Aggressive Growth               15.07%           --         16.12%        13.06%        12.36%
Oppenheimer Global Securities               12.49%           --            --          9.67%        14.11%
Oppenheimer Strategic Bond                   6.79%           --            --          6.83%         2.90%
VIP II Contrafund Portfolio                 28.62%           --            --            --         29.98%
T. Rowe Price Mid-Cap Growth Portfolio      20.43%           --            --            --         22.08%
American Century VP Income & Growth         30.68%           --            --            --         26.87%
--------------------------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital
Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

*Since inception.


Dates of inception:
MML Equity Fund - 9/15/71                            Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81                     Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81                     Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84                              Oppenheimer Strategic Bond Fund/VA - 5/3/93
MML Equity Index Fund - 5/1/97                       VIP II Contrafund Portfolio - 1/3/95
MML Small Cap Value Equity Fund - 6/1/98             T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
                                                     American Century VP Income & Growth - 10/30/97


Appendix C   35


                                     TABLE 2

                             ONE YEAR TOTAL RETURNS

------------------------------------------------------------------------------------------------
                                                                                        MML
                                  MML                       MML           MML        Small Cap
 Year              MML          Managed         MML        Money         Equity        Value
Ended             Equity         Bond          Blend       Market        Index         Equity
------------------------------------------------------------------------------------------------
1998              16.20%         8.14%        13.56%         5.16%        28.22%      (23.88%)*
1997              28.59%         9.91%        20.89%         5.18%        21.93%*         --
1996              20.25%         3.25%        13.95%         5.01%          --            --
1995              31.13%        19.14%        23.28%         5.58%          --            --
1994               4.10%        (3.76%)        2.48%         3.84%          --            --
1993               9.52%        11.81%         9.70%         2.75%          --            --
1992              10.48%         7.31%         9.36%         3.48%          --            --
1991              25.56%        16.66%        24.00%         6.01%          --            --
1990              (0.51%)        8.38%         2.37%         8.12%          --            --
1989              23.04%        12.83%        19.96%         9.16%          --            --
1988              16.68%         7.13%        13.40%         7.39%          --            --
1987               2.10%         2.60%         3.12%         6.49%          --            --
1986              20.15%        14.46%        18.30%         6.60%          --            --
1985              30.54%        19.94%        24.88%         8.03%          --            --
1984               5.40%        11.69%         8.24%*       10.39%          --            --
1983              22.85%         7.26%           --          8.97%          --            --
1982              25.67%        22.79%*          --         11.12%*         --            --
1981               6.67%           --            --            --           --            --
1980              27.62%           --            --            --           --            --
1979              19.54%           --            --            --           --            --
1978               3.71%           --            --            --           --            --
1977              (0.52%)          --            --            --           --            --
1976              24.77%           --            --            --           --            --
1975              32.85%           --            --            --           --            --
1974             (17.61%)**        --            --            --           --            --
------------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.

*Since inception.
**Performance for the MML Equity Fund prior to 1974 is not available.

Dates of inception:
-------------------
MML Equity Fund - 9/15/71                            Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81                     Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81                     Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84                              Oppenheimer Strategic Bond Fund/VA - 5/3/93
MML Equity Index Fund - 5/1/97                       VIP II Contrafund Portfolio - 1/3/95
MML Small Cap Value Equity Fund - 6/1/98             T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
                                                     American Century VP Income & Growth - 10/30/97



36   Appendix C

                             ONE YEAR TOTAL RETURNS

---------------------------------------------------------------------------------------------------------------------------
                                                                                               T. Rowe        American
              Oppenheimer     Oppenheimer     Oppenheimer     Oppenheimer       VIP II        Price Mid        Century
Year            Capital        Aggressive       Global         Strategic      Contrafund      Cap Growth     VP Income &
Ended        Appreciation        Growth       Securities         Bond         Portfolio       Portfolio         Growth
---------------------------------------------------------------------------------------------------------------------------
1998              24.00%          12.36%          14.11%          2.90%          29.98%          22.08%          26.87%
1997              26.69%          11.67%          22.42%          8.71%          24.14%          18.80%*          7.8%*
1996              25.20%          20.23%          17.80%         12.07%          21.22%             --              --
1995              36.66%          32.52%           2.24%         15.33%          39.72%*            --              --
1994               0.97%          (7.59%)         (5.72%)        (3.78%)            --              --              --
1993               7.25%          27.32%          70.32%          4.25%*            --              --              --
1992              14.53%          15.42%          (7.11%)           --              --              --              --
1991              25.54%          54.72%           3.39%            --              --              --              --
1990              (8.21%)        (16.82%)          0.40%*           --              --              --              --
1989              23.59%          27.57%             --             --              --              --              --
1988              22.09%          13.41%             --             --              --              --              --
1987               3.31%          14.34%             --             --              --              --              --
1986              17.76%          (1.65%)*           --             --              --              --              --
1985               9.50%*            --              --             --              --              --              --
1984                 --              --              --             --              --              --              --
1983                 --              --              --             --              --              --              --
1982                 --              --              --             --              --              --              --
1981                 --              --              --             --              --              --              --
1980                 --              --              --             --              --              --              --
1979                 --              --              --             --              --              --              --
1978                 --              --              --             --              --              --              --
1977                 --              --              --             --              --              --              --
1976                 --              --              --             --              --              --              --
1975                 --              --              --             --              --              --              --
1974                 --              --              --             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or Policy level.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital
Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

*Since inception.

Dates of inception:
MML Equity Fund - 9/15/71                            Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81                     Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81                     Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84                              Oppenheimer Strategic Bond Fund/VA - 5/3/93
MML Equity Index Fund - 5/1/97                       VIP II Contrafund Portfolio - 1/3/95
MML Small Cap Value Equity Fund - 6/1/98             T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
                                                     American Century VP Income & Growth - 10/30/97

                                                                 Appendix C   37

Appendix D

Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Net Surrender Value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for a Select Preferred Male age
35. Select Preferred is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of Death Benefits and Net Surrender Values for the Policy with those of other variable life policies.

The Death Benefits and Net Surrender Values for a Policy would be different from the amounts shown if:

 .    the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

 .    any Policy loan were made during the period of time illustrated

 .    the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The Death Benefits and Net Surrender Values shown in Tables 1, 2, 3, 7, 8, and 9 reflect the following current charges:

 .    Administrative Charges of $12 per month per Policy in Policy Years 1-10, and $6 per month in Policy Years 11 and beyond.

 .    Face Amount Charges of $0.13 per month per $1,000 of Face Amount in
     Coverage Years 1-10.

 .    Insurance Charges based on the current rates we are charging for Select
     Preferred, fully underwritten risks.

 .    Mortality and Expense Risk Charges of 0.55% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

 .    Fund level expenses of 0.59% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The Death Benefits and Net Surrender Values shown in Tables 4, 5, 6, 10, 11, and 12 reflect the following guaranteed maximum charges as well as the current fund level expenses.

 .    Administrative Charges equal to $12 per month per Policy in all years.

 .    Face Amount Charge of $0.13 per month per $1,000 of Face Amount in Coverage
     Years 1-10.

 .    Insurance Charges based on the Commissioners 1980 Standard Ordinary
     Nonsmoker Mortality Table.

 .    Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Net Surrender Values shown in the Tables reflect the deduction of Surrender Charges in the first 10 Policy Years. The Surrender Charge in the first year is the Target Premium or $60 per $1,000 of Face Amount if less. In each of Years two through 14, the Surrender Charge is equal to the Surrender Charge in the prior year reduced by 1/14th of the Surrender Charge in the first year.

Taking the current Mortality and Expense Risk Charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are (1.15%), 4.78%, and 10.71%, respectively, on a net basis.


38   Appendix D

TABLE 1

Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 1                                                                  $100,000 Initial Face Amount
Current Schedule of Charges                                                             Guideline Premium Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000               $0             $0              $0
    2          $2,583         $100,000       $100,000        $100,000             $627           $795            $971
    3          $3,972         $100,000       $100,000        $100,000           $1,500         $1,832          $2,192
    4          $5,431         $100,000       $100,000        $100,000           $2,365         $2,916          $3,538
    5          $6,962         $100,000       $100,000        $100,000           $3,222         $4,049          $5,020
    6          $8,570         $100,000       $100,000        $100,000           $4,203         $5,370          $6,795
    7         $10,259         $100,000       $100,000        $100,000           $5,163         $6,740          $8,743
    8         $12,032         $100,000       $100,000        $100,000           $6,104         $8,164         $10,882
    9         $13,893         $100,000       $100,000        $100,000           $7,036         $9,653         $13,246
    10        $15,848         $100,000       $100,000        $100,000           $7,948        $11,202         $15,848
    15        $27,189         $100,000       $100,000        $100,000          $12,324        $20,043         $33,561
    20        $41,663         $100,000       $100,000        $100,000          $16,015        $30,706         $62,539
    25        $60,136         $100,000       $100,000        $148,370          $19,084        $43,921        $110,724
    30        $83,713         $100,000       $100,000        $232,200          $21,227        $60,322        $190,327
    35       $113,804         $100,000       $100,000        $373,059          $22,077        $81,053        $321,602
    40       $152,208         $100,000       $115,333        $576,251          $20,975       $107,788        $538,552
    45       $201,222         $100,000       $148,719        $943,527          $16,723       $141,637        $898,597
    50       $263,778         $100,000       $192,838      $1,564,705           $6,935       $183,655      $1,490,195
-------------------------- -----------------------------------------------  ----------------------------------------------

                     Account Value Assuming Hypothetical
                      Gross Annual Investment Return of:
---------------------------------------------------------------
    End of
  Policy Year         0%             6%              12%
---------------------------------------------------------------
       1              $826            $884            $943
       2            $1,643          $1,812          $1,987
       3            $2,440          $2,772          $3,132
       4            $3,229          $3,780          $4,401
       5            $3,998          $4,825          $5,796
       6            $4,902          $6,069          $7,494
       7            $5,786          $7,363          $9,366
       8            $6,650          $8,710         $11,429
       9            $7,506         $10,123         $13,716
      10            $8,341         $11,595         $16,241
      15           $12,324         $20,043         $33,561
---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

                                                                  Appendix D  39

TABLE 2

Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 2                                                                  $100,000 Initial Face Amount
Current Schedule of Charges                                                             Guideline Premium Test
                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,825       $100,884        $100,942               $0             $0              $0
    2          $2,583         $101,641       $101,809        $101,984             $625           $793            $968
    3          $3,972         $102,436       $102,767        $103,126           $1,496         $1,827          $2,186
    4          $5,431         $103,221       $103,770        $104,390           $2,358         $2,907          $3,527
    5          $6,962         $103,985       $104,809        $105,777           $3,209         $4,033          $5,001
    6          $8,570         $104,884       $106,046        $107,464           $4,185         $5,346          $6,765
    7         $10,259         $105,761       $107,329        $109,320           $5,138         $6,706          $8,697
    8         $12,032         $106,615       $108,662        $111,361           $6,069         $8,115         $10,815
    9         $13,893         $107,460       $110,058        $113,622           $6,990         $9,588         $13,152
    10        $15,848         $108,283       $111,508        $116,112           $7,889        $11,115         $15,718
    15        $27,189         $112,177       $119,777        $133,075          $12,177        $19,777         $33,075
    20        $41,663         $115,734       $130,087        $161,138          $15,734        $30,087         $61,138
    25        $60,136         $118,543       $142,485        $207,108          $18,543        $42,485        $107,108
    30        $83,713         $120,193       $156,994        $282,252          $20,193        $56,994        $182,252
    35       $113,804         $120,189       $173,527        $405,189          $20,189        $73,527        $305,189
    40       $152,208         $117,741       $191,600        $606,477          $17,741        $91,600        $506,477
    45       $201,222         $111,645       $210,085        $936,391          $11,645       $110,085        $836,391
    50       $263,778         $100,092       $226,774      $1,477,761              $92       $126,774      $1,377,761
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $825            $884            $942
                                  2            $1,641          $1,809          $1,984
                                  3            $2,436          $2,767          $3,126
                                  4            $3,221          $3,770          $4,390
                                  5            $3,985          $4,809          $5,777
                                  6            $4,884          $6,046          $7,464
                                  7            $5,761          $7,329          $9,320
                                  8            $6,615          $8,662         $11,361
                                  9            $7,460         $10,058         $13,622
                                 10            $8,283         $11,508         $16,112
                                 15           $12,177         $19,777         $33,075
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

40  Appendix D


TABLE 3
Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 3                                                                  $100,000 Initial Face Amount
Current Schedule of Charges                                                             Guideline Premium Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $101,200       $101,200        $101,200               $0             $0              $0
    2          $2,583         $102,400       $102,400        $102,400             $624           $792            $967
    3          $3,972         $103,600       $103,600        $103,600           $1,494         $1,825          $2,185
    4          $5,431         $104,800       $104,800        $104,800           $2,355         $2,904          $3,525
    5          $6,962         $106,000       $106,000        $106,000           $3,205         $4,030          $4,998
    6          $8,570         $107,200       $107,200        $107,200           $4,177         $5,341          $6,762
    7         $10,259         $108,400       $108,400        $108,400           $5,127         $6,699          $8,695
    8         $12,032         $109,600       $109,600        $109,600           $6,054         $8,106         $10,814
    9         $13,893         $110,800       $110,800        $110,800           $6,971         $9,577         $13,155
    10        $15,848         $112,000       $112,000        $112,000           $7,865        $11,102         $15,727
    15        $27,189         $118,000       $118,000        $118,000          $12,113        $19,765         $33,184
    20        $41,663         $124,000       $124,000        $124,000          $15,606        $30,112         $61,631
    25        $60,136         $130,000       $130,000        $146,056          $18,270        $42,676        $108,997
    30        $83,713         $136,000       $136,000        $228,717          $19,581        $57,727        $187,473
    35       $113,804         $142,000       $142,000        $367,592          $18,804        $75,740        $316,890
    40       $152,208         $148,000       $148,000        $567,923          $14,588        $97,492        $530,769
    45       $201,222         $154,000       $154,000        $930,003           $4,402       $124,591        $885,717
    50       $263,778         $100,000       $168,657      $1,542,387               $0       $160,626      $1,468,940
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $825            $883            $942
                                  2            $1,640          $1,809          $1,984
                                  3            $2,434          $2,765          $3,125
                                  4            $3,218          $3,768          $4,388
                                  5            $3,981          $4,806          $5,774
                                  6            $4,877          $6,040          $7,462
                                  7            $5,750          $7,322          $9,318
                                  8            $6,601          $8,652         $11,361
                                  9            $7,441         $10,047         $13,625
                                 10            $8,259         $11,496         $16,120
                                 15           $12,113         $19,765         $33,184
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                 Appendix D   41


TABLE 4
Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 1                                                                  $100,000 Initial Face Amount
Guaranteed Schedules of Mortality and Expense Charges                                   Guideline Premium Test
  and  Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000               $0             $0              $0
    2          $2,583         $100,000       $100,000        $100,000             $248           $391            $540
    3          $3,972         $100,000       $100,000        $100,000             $930         $1,205          $1,504
    4          $5,431         $100,000       $100,000        $100,000           $1,592         $2,041          $2,550
    5          $6,962         $100,000       $100,000        $100,000           $2,244         $2,909          $3,694
    6          $8,570         $100,000       $100,000        $100,000           $3,019         $3,948          $5,089
    7         $10,259         $100,000       $100,000        $100,000           $3,768         $5,015          $6,606
    8         $12,032         $100,000       $100,000        $100,000           $4,491         $6,110          $8,258
    9         $13,893         $100,000       $100,000        $100,000           $5,187         $7,234         $10,058
    10        $15,848         $100,000       $100,000        $100,000           $5,856         $8,387         $12,022
    15        $27,189         $100,000       $100,000        $100,000           $8,735        $14,586         $24,933
    20        $41,663         $100,000       $100,000        $100,000          $10,203        $21,014         $44,954
    25        $60,136         $100,000       $100,000        $104,152          $10,021        $27,702         $77,726
    30        $83,713         $100,000       $100,000        $159,988           $7,136        $34,069        $131,137
    35       $113,804         $100,000       $100,000        $250,649               $0        $38,850        $216,077
    40       $152,208         $100,000       $100,000        $376,601               $0        $39,549        $351,964
    45       $201,222         $100,000       $100,000        $600,766               $0        $29,349        $572,158
    50       $263,778         $100,000       $100,000        $962,724               $0             $0        $916,880
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $640            $692            $743
                                  2            $1,265          $1,407          $1,557
                                  3            $1,870          $2,145          $2,444
                                  4            $2,455          $2,904          $3,413
                                  5            $3,020          $3,685          $4,470
                                  6            $3,718          $4,648          $5,789
                                  7            $4,391          $5,638          $7,229
                                  8            $5,038          $6,657          $8,805
                                  9            $5,657          $7,704         $10,528
                                 10            $6,249          $8,781         $12,415
                                 15            $8,735         $14,586         $24,933
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


42   Appendix D

TABLE 5
Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 2                                                                  $100,000 Initial Face Amount
Guaranteed Schedules of Mortality and Expense Charges                                   Guideline Premium Test
  and  Current Fund Level Charges



                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,639       $100,690        $100,742               $0             $0              $0
    2          $2,583         $101,260       $101,403        $101,552             $244           $386            $535
    3          $3,972         $101,862       $102,136        $102,434             $922         $1,196          $1,494
    4          $5,431         $102,442       $102,889        $103,394           $1,579         $2,025          $2,531
    5          $6,962         $103,000       $103,660        $104,439           $2,224         $2,884          $3,663
    6          $8,570         $103,690       $104,611        $105,741           $2,990         $3,911          $5,041
    7         $10,259         $104,351       $105,585        $107,158           $3,728         $4,962          $6,535
    8         $12,032         $104,985       $106,583        $108,703           $4,438         $6,037          $8,156
    9         $13,893         $105,588       $107,604        $110,385           $5,118         $7,134          $9,915
    10        $15,848         $106,162       $108,649        $112,218           $5,768         $8,256         $11,825
    15        $27,189         $108,499       $114,157        $124,149           $8,499        $14,157         $24,149
    20        $41,663         $109,692       $119,877        $142,373           $9,692        $19,877         $42,373
    25        $60,136         $109,047       $124,967        $169,859           $9,047        $24,967         $69,859
    30        $83,713         $105,530       $127,940        $210,968           $5,530        $27,940        $110,968
    35       $113,804         $100,000       $125,864        $271,575               $0        $25,864        $171,575
    40       $152,208         $100,000       $113,769        $359,825               $0        $13,769        $259,825
    45       $201,222         $100,000       $100,000        $486,043               $0             $0        $386,043
    50       $263,778         $100,000       $100,000        $666,295               $0             $0        $566,295
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $639            $690            $742
                                  2            $1,260          $1,403          $1,552
                                  3            $1,862          $2,136          $2,434
                                  4            $2,442          $2,889          $3,394
                                  5            $3,000          $3,660          $4,439
                                  6            $3,690          $4,611          $5,741
                                  7            $4,351          $5,585          $7,158
                                  8            $4,985          $6,583          $8,703
                                  9            $5,588          $7,604         $10,385
                                 10            $6,162          $8,649         $12,218
                                 15            $8,499         $14,157         $24,149
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  43

TABLE 6

Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 3                                                                  $100,000 Initial Face Amount
Guaranteed Schedules of Mortality and Expense Charges                                   Guideline Premium Test
  and  Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $101,200       $101,200        $101,200               $0             $0              $0
    2          $2,583         $102,400       $102,400        $102,400             $242           $384            $533
    3          $3,972         $103,600       $103,600        $103,600             $917         $1,191          $1,490
    4          $5,431         $104,800       $104,800        $104,800           $1,570         $2,017          $2,523
    5          $6,962         $106,000       $106,000        $106,000           $2,210         $2,871          $3,652
    6          $8,570         $107,200       $107,200        $107,200           $2,968         $3,891          $5,025
    7         $10,259         $108,400       $108,400        $108,400           $3,697         $4,934          $6,513
    8         $12,032         $109,600       $109,600        $109,600           $4,396         $6,000          $8,128
    9         $13,893         $110,800       $110,800        $110,800           $5,063         $7,086          $9,882
    10        $15,848         $112,000       $112,000        $112,000           $5,697         $8,195         $11,788
    15        $27,189         $118,000       $118,000        $118,000           $8,285        $14,000         $24,152
    20        $41,663         $124,000       $124,000        $124,000           $9,140        $19,542         $42,814
    25        $60,136         $130,000       $130,000        $130,000           $7,674        $24,284         $72,349
    30        $83,713         $136,000       $136,000        $147,630           $2,137        $26,451        $121,008
    35       $113,804         $100,000       $142,000        $231,877               $0        $21,970        $199,894
    40       $152,208         $100,000       $148,000        $348,921               $0         $1,328        $326,095
    45       $201,222         $100,000       $100,000        $557,119               $0             $0        $530,589
    50       $263,778         $100,000       $100,000        $893,278               $0             $0        $850,741
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $638            $690            $741
                                  2            $1,258          $1,401          $1,550
                                  3            $1,857          $2,131          $2,430
                                  4            $2,433          $2,880          $3,387
                                  5            $2,986          $3,647          $4,428
                                  6            $3,668          $4,591          $5,724
                                  7            $4,320          $5,557          $7,136
                                  8            $4,943          $6,546          $8,675
                                  9            $5,533          $7,556         $10,352
                                 10            $6,090          $8,588         $12,181
                                 15            $8,285         $14,000         $24,152
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


44   Appendix D

TABLE 7

Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 1                                                                  $100,000 Initial Face Amount
Current Schedule of Charges                                                             Cash Value Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000               $0             $0              $0
    2          $2,583         $100,000       $100,000        $100,000             $627           $795            $971
    3          $3,972         $100,000       $100,000        $100,000           $1,500         $1,832          $2,192
    4          $5,431         $100,000       $100,000        $100,000           $2,365         $2,916          $3,538
    5          $6,962         $100,000       $100,000        $100,000           $3,222         $4,049          $5,020
    6          $8,570         $100,000       $100,000        $100,000           $4,203         $5,370          $6,795
    7         $10,259         $100,000       $100,000        $100,000           $5,163         $6,740          $8,743
    8         $12,032         $100,000       $100,000        $100,000           $6,104         $8,164         $10,882
    9         $13,893         $100,000       $100,000        $100,000           $7,036         $9,653         $13,246
    10        $15,848         $100,000       $100,000        $100,000           $7,948        $11,202         $15,848
    15        $27,189         $100,000       $100,000        $100,000          $12,324        $20,043         $33,561
    20        $41,663         $100,000       $100,000        $147,079          $16,015        $30,706         $62,321
    25        $60,136         $100,000       $100,000        $222,653          $19,084        $43,921        $109,144
    30        $83,713         $100,000       $107,897        $330,777          $21,227        $60,277        $184,791
    35       $113,804         $100,000       $126,704        $484,080          $22,077        $80,192        $306,380
    40       $152,208         $100,000       $148,972        $716,111          $20,975       $104,177        $500,777
    45       $201,222         $100,000       $174,082      $1,061,162          $16,723       $132,887        $810,048
    50       $263,778         $100,000       $205,402      $1,598,046           $6,935       $166,994      $1,299,224
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $826            $884            $943
                                  2            $1,643          $1,812          $1,987
                                  3            $2,440          $2,772          $3,132
                                  4            $3,229          $3,780          $4,401
                                  5            $3,998          $4,825          $5,796
                                  6            $4,902          $6,069          $7,494
                                  7            $5,786          $7,363          $9,366
                                  8            $6,650          $8,710         $11,429
                                  9            $7,506         $10,123         $13,716
                                 10            $8,341         $11,595         $16,241
                                 15           $12,324         $20,043         $33,561
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  45

TABLE 8

Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 2                                                                  $100,000 Initial Face Amount
Current Schedule of Charges                                                             Cash Value Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,825       $100,884        $100,942               $0             $0              $0
    2          $2,583         $101,641       $101,809        $101,984             $625           $793            $968
    3          $3,972         $102,436       $102,767        $103,126           $1,496         $1,827          $2,186
    4          $5,431         $103,221       $103,770        $104,390           $2,358         $2,907          $3,527
    5          $6,962         $103,985       $104,809        $105,777           $3,209         $4,033          $5,001
    6          $8,570         $104,884       $106,046        $107,464           $4,185         $5,346          $6,765
    7         $10,259         $105,761       $107,329        $109,320           $5,138         $6,706          $8,697
    8         $12,032         $106,615       $108,662        $111,361           $6,069         $8,115         $10,815
    9         $13,893         $107,460       $110,058        $113,622           $6,990         $9,588         $13,152
    10        $15,848         $108,283       $111,508        $116,112           $7,889        $11,115         $15,718
    15        $27,189         $112,177       $119,777        $133,075          $12,177        $19,777         $33,075
    20        $41,663         $115,734       $130,087        $161,138          $15,734        $30,087         $61,138
    25        $60,136         $118,543       $142,485        $218,444          $18,543        $42,485        $107,081
    30        $83,713         $120,193       $156,994        $324,771          $20,193        $56,994        $181,436
    35       $113,804         $120,189       $173,527        $475,500          $20,189        $73,527        $300,950
    40       $152,208         $117,741       $191,600        $703,602          $17,741        $91,600        $492,029
    45       $201,222         $111,645       $210,085      $1,042,791          $11,645       $110,085        $796,024
    50       $263,778         $100,092       $226,774      $1,570,533              $92       $126,774      $1,276,856
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $825            $884            $942
                                  2            $1,641          $1,809          $1,984
                                  3            $2,436          $2,767          $3,126
                                  4            $3,221          $3,770          $4,390
                                  5            $3,985          $4,809          $5,777
                                  6            $4,884          $6,046          $7,464
                                  7            $5,761          $7,329          $9,320
                                  8            $6,615          $8,662         $11,361
                                  9            $7,460         $10,058         $13,622
                                 10            $8,283         $11,508         $16,112
                                 15           $12,177         $19,777         $33,075
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


46   Appendix D

TABLE 9

Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 3                                                                  $100,000 Initial Face Amount
Current Schedule of Charges                                                             Cash Value Test

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $101,200       $101,200        $101,200               $0             $0              $0
    2          $2,583         $102,400       $102,400        $102,400             $624           $792            $967
    3          $3,972         $103,600       $103,600        $103,600           $1,494         $1,825          $2,185
    4          $5,431         $104,800       $104,800        $104,800           $2,355         $2,904          $3,525
    5          $6,962         $106,000       $106,000        $106,000           $3,205         $4,030          $4,998
    6          $8,570         $107,200       $107,200        $107,200           $4,177         $5,341          $6,762
    7         $10,259         $108,400       $108,400        $108,400           $5,127         $6,699          $8,695
    8         $12,032         $109,600       $109,600        $109,600           $6,054         $8,106         $10,814
    9         $13,893         $110,800       $110,800        $110,800           $6,971         $9,577         $13,155
    10        $15,848         $112,000       $112,000        $112,000           $7,865        $11,102         $15,727
    15        $27,189         $118,000       $118,000        $118,000          $12,113        $19,765         $33,184
    20        $41,663         $124,000       $124,000        $145,352          $15,606        $30,112         $61,590
    25        $60,136         $130,000       $130,000        $220,215          $18,270        $42,676        $107,948
    30        $83,713         $136,000       $136,000        $327,298          $19,581        $57,727        $182,848
    35       $113,804         $142,000       $142,000        $479,110          $18,804        $75,740        $303,234
    40       $152,208         $148,000       $148,000        $708,864          $14,588        $97,492        $495,709
    45       $201,222         $154,000       $162,963      $1,050,519           $4,402       $124,399        $801,923
    50       $263,778         $100,000       $192,758      $1,582,107               $0       $156,714      $1,286,266
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $825            $883            $942
                                  2            $1,640          $1,809          $1,984
                                  3            $2,434          $2,765          $3,125
                                  4            $3,218          $3,768          $4,388
                                  5            $3,981          $4,806          $5,774
                                  6            $4,877          $6,040          $7,462
                                  7            $5,750          $7,322          $9,318
                                  8            $6,601          $8,652         $11,361
                                  9            $7,441         $10,047         $13,625
                                 10            $8,259         $11,496         $16,120
                                 15           $12,113         $19,765         $33,184
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                 Appendix D   47

TABLE 10

Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 1                                                                  $100,000 Initial Face Amount
Guaranteed Schedules of Mortality and Expense Charges                                   Cash Value Test
  and  Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,000       $100,000        $100,000               $0             $0              $0
    2          $2,583         $100,000       $100,000        $100,000             $248           $391            $540
    3          $3,972         $100,000       $100,000        $100,000             $930         $1,205          $1,504
    4          $5,431         $100,000       $100,000        $100,000           $1,592         $2,041          $2,550
    5          $6,962         $100,000       $100,000        $100,000           $2,244         $2,909          $3,694
    6          $8,570         $100,000       $100,000        $100,000           $3,019         $3,948          $5,089
    7         $10,259         $100,000       $100,000        $100,000           $3,768         $5,015          $6,606
    8         $12,032         $100,000       $100,000        $100,000           $4,491         $6,110          $8,258
    9         $13,893         $100,000       $100,000        $100,000           $5,187         $7,234         $10,058
    10        $15,848         $100,000       $100,000        $100,000           $5,856         $8,387         $12,022
    15        $27,189         $100,000       $100,000        $100,000           $8,735        $14,586         $24,933
    20        $41,663         $100,000       $100,000        $106,060          $10,203        $21,014         $44,941
    25        $60,136         $100,000       $100,000        $154,957          $10,021        $27,702         $75,959
    30        $83,713         $100,000       $100,000        $219,043           $7,136        $34,069        $122,370
    35       $113,804         $100,000       $100,000        $300,384               $0        $38,850        $190,116
    40       $152,208         $100,000       $100,000        $409,740               $0        $39,549        $286,531
    45       $201,222         $100,000       $100,000        $549,638               $0        $29,349        $419,571
    50       $263,778         $100,000       $100,000        $738,216               $0             $0        $600,175
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $640            $692            $743
                                  2            $1,265          $1,407          $1,557
                                  3            $1,870          $2,145          $2,444
                                  4            $2,455          $2,904          $3,413
                                  5            $3,020          $3,685          $4,470
                                  6            $3,718          $4,648          $5,789
                                  7            $4,391          $5,638          $7,229
                                  8            $5,038          $6,657          $8,805
                                  9            $5,657          $7,704         $10,528
                                 10            $6,249          $8,781         $12,415
                                 15            $8,735         $14,586         $24,933
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


48   Appendix D

TABLE 11

Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 2                                                                  $100,000 Initial Face Amount
Guaranteed Schedules of Mortality and Expense Charges                                   Cash Value Test
  and  Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $100,639       $100,690        $100,742               $0             $0              $0
    2          $2,583         $101,260       $101,403        $101,552             $244           $386            $535
    3          $3,972         $101,862       $102,136        $102,434             $922         $1,196          $1,494
    4          $5,431         $102,442       $102,889        $103,394           $1,579         $2,025          $2,531
    5          $6,962         $103,000       $103,660        $104,439           $2,224         $2,884          $3,663
    6          $8,570         $103,690       $104,611        $105,741           $2,990         $3,911          $5,041
    7         $10,259         $104,351       $105,585        $107,158           $3,728         $4,962          $6,535
    8         $12,032         $104,985       $106,583        $108,703           $4,438         $6,037          $8,156
    9         $13,893         $105,588       $107,604        $110,385           $5,118         $7,134          $9,915
    10        $15,848         $106,162       $108,649        $112,218           $5,768         $8,256         $11,825
    15        $27,189         $108,499       $114,157        $124,149           $8,499        $14,157         $24,149
    20        $41,663         $109,692       $119,877        $142,373           $9,692        $19,877         $42,373
    25        $60,136         $109,047       $124,967        $169,859           $9,047        $24,967         $69,859
    30        $83,713         $105,530       $127,940        $210,968           $5,530        $27,940        $110,968
    35       $113,804         $100,000       $125,864        $271,575               $0        $25,864        $171,575
    40       $152,208         $100,000       $113,769        $370,447               $0        $13,769        $259,054
    45       $201,222         $100,000       $100,000        $497,701               $0             $0        $379,925
    50       $263,778         $100,000       $100,000        $669,164               $0             $0        $544,036
-------------------------- -----------------------------------------------  ----------------------------------------------

                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $639            $690            $742
                                  2            $1,260          $1,403          $1,552
                                  3            $1,862          $2,136          $2,434
                                  4            $2,442          $2,889          $3,394
                                  5            $3,000          $3,660          $4,439
                                  6            $3,690          $4,611          $5,741
                                  7            $4,351          $5,585          $7,158
                                  8            $4,985          $6,583          $8,703
                                  9            $5,588          $7,604         $10,385
                                 10            $6,162          $8,649         $12,218
                                 15            $8,499         $14,157         $24,149
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                 Appendix D   49

TABLE 12

Flexible Premium Adjustable Variable Life Insurance Policy
Male Issue Age 35, Select Preferred                                                     $1,200 Annual Premium
Death Benefit Option 3                                                                  $100,000 Initial Face Amount
Guaranteed Schedules of Mortality and Expense Charges                                   Cash Value Test
 and  Current Fund Level Charges

                                Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:               Gross Annual Investment Return of:
                           -----------------------------------------------  ----------------------------------------------
             Premiums
 End of   Accumulated at
 Policy     5% Interest
  Year       Per Year            0%              6%             12%               0%             6%             12%
-------------------------- -----------------------------------------------  ----------------------------------------------
    1          $1,260         $101,200       $101,200        $101,200               $0             $0              $0
    2          $2,583         $102,400       $102,400        $102,400             $242           $384            $533
    3          $3,972         $103,600       $103,600        $103,600             $917         $1,191          $1,490
    4          $5,431         $104,800       $104,800        $104,800           $1,570         $2,017          $2,523
    5          $6,962         $106,000       $106,000        $106,000           $2,210         $2,871          $3,652
    6          $8,570         $107,200       $107,200        $107,200           $2,968         $3,891          $5,025
    7         $10,259         $108,400       $108,400        $108,400           $3,697         $4,934          $6,513
    8         $12,032         $109,600       $109,600        $109,600           $4,396         $6,000          $8,128
    9         $13,893         $110,800       $110,800        $110,800           $5,063         $7,086          $9,882
    10        $15,848         $112,000       $112,000        $112,000           $5,697         $8,195         $11,788
    15        $27,189         $118,000       $118,000        $118,000           $8,285        $14,000         $24,152
    20        $41,663         $124,000       $124,000        $124,000           $9,140        $19,542         $42,814
    25        $60,136         $130,000       $130,000        $147,266           $7,674        $24,284         $72,189
    30        $83,713         $136,000       $136,000        $208,736           $2,137        $26,451        $116,613
    35       $113,804         $100,000       $142,000        $286,718               $0        $21,970        $181,467
    40       $152,208         $100,000       $148,000        $391,504               $0         $1,328        $273,779
    45       $201,222         $100,000       $100,000        $525,534               $0             $0        $401,171
    50       $263,778         $100,000       $100,000        $706,168               $0             $0        $574,120
-------------------------- -----------------------------------------------  ----------------------------------------------


                                                Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                           ---------------------------------------------------------------
                               End of
                             Policy Year         0%             6%              12%
                           ---------------------------------------------------------------
                                  1              $638            $690            $741
                                  2            $1,258          $1,401          $1,550
                                  3            $1,857          $2,131          $2,430
                                  4            $2,433          $2,880          $3,387
                                  5            $2,986          $3,647          $4,428
                                  6            $3,668          $4,591          $5,724
                                  7            $4,320          $5,557          $7,136
                                  8            $4,943          $6,546          $8,675
                                  9            $5,533          $7,556         $10,352
                                 10            $6,090          $8,588         $12,181
                                 15            $8,285         $14,000         $24,152
                           ---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


50  Appendix D

Appendix E

Directors of Massachusetts Mutual Life Insurance Company
Name, Position, Business Address                  Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director                       Corning, Inc.
One Riverfront Plaza, HQE 2                          Chairman and Chief Executive Officer (since 1996)
Corning, NY  14831                                   President and Chief Operating Officer (1990-1996)

James R. Birle, Director                          Resolute Partners, LLC
2 Soundview Drive                                    Chairman (since 1997), Founder (1994)
Greenwich, CT  06836                                 President (1994-1997)
                                                  Blackstone Group
                                                     General Partner (1988-1994)

Gene Chao, Director                               Computer Projections, Inc.
733 SW Vista Avenue                                  Chairman, President and CEO (since 1991)
Portland, OR  97205

Patricia Diaz Dennis, Director                    SBC Communications Inc.
175 East Houston, Room 5-A-70                        Senior Vice President - Regulatory and Public Affairs (since 1998)
San Antonio, TX  78205                               Senior Vice President and Assistant General Counsel (1995-1998)
                                                  Sullivan & Cromwell
                                                     Special Counsel (1993-1995)
                                                  U.S. Department of State
                                                     Asst. Secy. of State for Human Rights and Human. Affrs. (1992-1993)

Anthony Downs, Director                           The Brookings Institution
1775 Massachusetts Ave., N.W.                        Senior Fellow (since 1977)
Washington, DC  20036-2188

James L. Dunlap, Director                         Ocean Energy, Inc.
1201 Louisiana, Suite 1400                           Vice Chairman (since 1998)
Houston, TX  77002-5603                           United Meridian Corporation
                                                     President and Chief Operating Officer (1996-1998)
                                                  Texaco, Inc.
                                                     Senior Vice President (1987-1996)

William B. Ellis, Director                        Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane                                Senior Fellow (since 1995)
Glastonbury, CT  06033                            Northeast Utilities
                                                     Chairman of the Board (1993-1995) and Chief Executive Officer
                                                  (1983-1993)

Robert M. Furek, Director                         Resolute Partners LLC
1 State Street, Suite 2310                           Partner (since 1997)
Hartford, CT  06103                               State Board of Trustees for the Hartford School System
                                                     Chairman (since 1997)
                                                  Heublein, Inc.
                                                     President and Chief Executive Officer (1987-1996)

                                                                  Appendix E  51


Name, Position, Business Address                  Principal Occupation(s) During Past Five Years
Charles K. Gifford, Director                      BankBoston, N.A.
100 Federal Street                                   Chairman and Chief Executive Officer (since 1996)
Boston, MA  02110                                    President (1989-1996)
                                                  BankBoston Corporation
                                                     Chairman (since 1998) and Chief Executive Officer (since 1995)
                                                     President (1989-1996)

William N. Griggs, Director                       Griggs & Santow, Inc.
75 Wall Street, 20th Floor                           Managing Director (since 1983)
New York, NY  10005

George B. Harvey, Director                        Pitney Bowes
One Landmark Square, Suite 1905                      Chairman, President and CEO (1983-1996)
Stamford, CT  06901

Barbara B. Hauptfuhrer, Director                  Director of various corporations (since 1972)
1700 Old Welsh Road
Huntingdon Valley, PA  19006

Sheldon B. Lubar, Director                        Lubar & Co. Incorporated
700 North Water Street, Suite 1200                   Chairman (since 1977)
Milwaukee, WI  53202

William B. Marx, Jr., Director                    Lucent Technologies
5 Peacock Lane                                       Senior Executive Vice President (1996-1996)
Village of Golf, FL  33436-5299                   AT&T Multimedia Products Group
                                                     Executive Vice President and CEO (1994-1996)
                                                  AT&T Network Systems Group
                                                     Executive Vice President and CEO (1993-1994)
                                                     Group Executive and President (1989-1993)

John F. Maypole, Director                         Peach State Real Estate Holding Company
55 Sandy Hook Road - North                           Managing Partner (since 1984)
Sarasota, FL  34242

Robert J. O'Connell, Director, President and      MassMutual
Chief Executive Officer                              President and Chief Executive Officer (since 1999)
1295 State Street                                 American International Group, Inc.
Springfield, MA  01111                               Senior Vice President (1991-1998)
                                                  AIG Life Companies
                                                     President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director and                  MassMutual
Chairman of the Board                                Chairman of the Board (since 1996)
1295 State Street                                    President (1988-1996) and Chief Executive Officer (1988-1999)
Springfield, MA  01111


52  Appendix E


Name, Position, Business Address                  Principal Occupation(s) During Past Five Years
Alfred M. Zeien, Director                         The Gillette Company
Prudential Tower                                     Chairman and Chief Executive Officer (since 1991)
Boston, MA  02199



Executive Vice Presidents:

Lawrence V. Burkett, Jr.                          MassMutual
1295 State Street                                    Executive Vice President and General Counsel (since 1993)
Springfield, MA  01111                               Senior Vice President and Deputy General Counsel (1992-1993)

Peter J. Daboul                                   MassMutual
1295 State Street                                    Executive Vice President and Chief Information Officer (since 1997)
Springfield, MA  01111                               Senior Vice President (1990-1997)

John B. Davies                                    MassMutual
1295 State Street                                    Executive Vice President (since 1994)
Springfield, MA  01111                               Associate Executive Vice President (1994-1994)
                                                     General Agent (1982-1993)

Daniel J. Fitzgerald                              MassMutual
1295 State Street                                    Executive Vice President (since 1994)
Springfield, MA  01111                               Corporate Financial Operations (1994-1997)
                                                     Senior Vice President (1991-1994)

James E. Miller                                   MassMutual
1295 State Street                                    Executive Vice President (since 1997 and 1987-1996)
Springfield, MA  01111                            UniCare Life & Health
                                                     Senior Vice President (1996-1997)

John V. Murphy                                    MassMutual
1295 State Street                                    Executive Vice President (since 1997)
Springfield, MA  01111                            David L. Babson & Co., Inc.
                                                     Executive Vice President and Chief Operating Officer (1995-1997)
                                                  Concert Capital Management, Inc.
                                                     Chief Operating Officer (1993-1995)
                                                  Liberty Financial Companies
                                                     Senior Vice President and Chief Financial Officer (1977-1993)


Joseph M. Zubretsky                               MassMutual
1295 State Street                                    Executive Vice President and Chief Financial Officer (since 1997)
Springfield, MA  01111                            HealthSource
                                                     Chief Financial Officer (1996-1996)
                                                  Coopers & Lybrand
                                                     Partner (1990-1996)


                                                                  Appendix E  53

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in policyholders' contingency reserves, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                      December 31,

                                                  1998             1997
                                                --------         --------

                                                      (In Millions)
Assets:
Bonds                                        $  25,215.8      $  23,508.2
Common stocks                                      296.3            354.7
Mortgage loans                                   5,916.5          5,245.8
Real estate                                      1,739.8          1,697.7
Other investments                                2,263.7          1,963.8
Policy loans                                     5,224.2          4,950.4
Cash and short-term investments                  1,123.3          1,941.2
                                             -----------      -----------
                                                41,779.6         39,661.8
Other assets                                     1,306.2          1,169.7
                                             -----------      -----------
                                                43,085.8         40,831.5
Separate account assets                         19,589.7         16,803.1
                                             -----------      -----------
                                             $  62,675.5      $  57,634.6
                                             ===========      ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                            December 31,

                                                         1998          1997
                                                       --------      --------

                                                           (In Millions)
Liabilities:
Policyholders' reserves and funds                   $  35,277.0   $  33,783.2
Policyholders' dividends                                1,021.6         954.1
Policyholders' claims and other benefits                  332.4         353.4
Federal income taxes                                      634.9         436.5
Asset valuation and other investment reserves           1,053.4         973.4
Other liabilities                                       1,578.9       1,457.9
                                                    -----------   -----------
                                                       39,898.2      37,958.5
Separate account liabilities                           19,588.5      16,802.8
                                                    -----------   -----------
                                                       59,486.7      54,761.3
Policyholders' contingency reserves                     3,188.8       2,873.3
                                                    -----------   -----------
                                                    $  62,675.5   $  57,634.6
                                                    ===========   ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                           Years Ended December 31,

                                                        1998        1997        1996
                                                      --------    --------    --------

                                                               (In Millions)
Revenue:
Premium income                                       $ 7,482.2   $ 6,764.8   $ 6,328.6
Net investment income                                  2,956.8     2,870.2     2,834.4
Fees and other income                                    154.0       126.7       117.2
                                                     ---------   ---------   ---------
                                                      10,593.0     9,761.7     9,280.2
                                                     ---------   ---------   ---------
Benefits and expenses:
Policyholders' benefits and payments                   5,873.9     6,583.8     6,048.2
Addition to policyholders' reserves and funds          2,299.6       826.8       945.2
Operating expenses                                       509.5       450.8       428.0
Commissions                                              299.3       315.3       335.5
State taxes, licenses and fees                            88.1        81.5        96.4
Merger restructuring costs                                   -           -        66.1
                                                     ---------   ---------   ---------
                                                       9,070.4     8,258.2     7,919.4
                                                     ---------   ---------   ---------
Net gain before federal income taxes and dividends     1,522.6     1,503.5     1,360.8
Federal income taxes                                     199.3       284.4       276.7
                                                     ---------   ---------   ---------
Net gain from operations before dividends              1,323.3     1,219.1     1,084.1
Dividends to policyholders                               982.9       919.5       859.9
                                                     ---------   ---------   ---------
Net gain from operations                                 340.4       299.6       224.2
Net realized capital gain (loss)                          25.4       (42.5)       40.3
                                                     ---------   ---------   ---------
Net income                                           $   365.8   $   257.1   $   264.5
                                                     =========   =========   =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                 Years Ended December 31,

                                                              1998        1997        1996
                                                            --------    --------    --------

                                                                      (In Millions)
Policyholders' contingency reserves,
  beginning of year                                         $2,873.3    $2,638.6    $2,600.9
                                                            --------    --------    --------
Increases (decreases) due to:
  Net income                                                   365.8       257.1       264.5
  Net unrealized capital gain (loss)                            17.4       119.1        (1.7)
  Change in asset valuation and other investment reserves      (81.0)      (76.0)     (142.4)
  Change in prior year policyholders' reserves                   8.6       (55.4)      (72.2)
  Other                                                          4.7       (10.1)      (10.5)
                                                            --------    --------    --------
                                                               315.5       234.7        37.7
                                                            --------    --------    --------
Policyholders' contingency reserves,
  end of year                                               $3,188.8    $2,873.3    $2,638.6
                                                            ========    ========    ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                 Years Ended December 31,

                                                            1998         1997         1996
                                                          --------     --------     --------
                                                                     (In Millions)
Operating activities:
   Net income                                            $   365.8    $   257.1    $   264.5
   Addition to policyholders' reserves and funds,
     net of transfers to separate accounts                 1,472.8        421.3        426.7
   Net realized capital (gain) loss                          (25.4)        42.5        (40.3)
   Other changes                                              15.4       (108.1)      (286.1)
                                                         ---------    ---------    ---------
   Net cash provided by operating activities               1,828.6        612.8        364.8
                                                         ---------    ---------    ---------
Investing activities:
   Loans and purchases of investments                    (15,981.2)   (12,292.7)   (10,171.5)
   Sales or maturities of investments and receipts
      from repayment of loans                             13,334.7     12,545.7      8,539.3
                                                         ---------    ---------    ---------
   Net cash provided by (used in) investing activities    (2,646.5)       253.0     (1,632.2)
                                                         ---------    ---------    ---------
Increase (decrease) in cash and short-term investments      (817.9)       865.8     (1,267.4)
Cash and short-term investments, beginning of year         1,941.2      1,075.4      2,342.8
                                                         ---------    ---------    ---------
Cash and short-term investments, end of year             $ 1,123.3    $ 1,941.2    $ 1,075.4
                                                         =========    =========    =========

                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

    Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries, a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

    On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1996 in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a charge to policyholders' contingency reserves.

    On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE.

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the NAIC and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality, morbidity and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders' contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, since the Division of Insurance of the Commonwealth of Massachusetts has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $63.5 million in 1998 and $14.2 million in 1997. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

    Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

    Short-term investments are stated at amortized cost, which approximates fair value.

    Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

    In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $189.1 million in 1998, $95.4 million in 1997 and $73.1 million in 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $40.3 million in 1998, $31.0 million in 1997, and $26.9 million in 1996.

    Realized capital gains and losses, less taxes, not includible in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

    Net transfers to separate accounts of $821.3 million, $355.7 million and $636.5 million in 1998, 1997 and 1996, respectively, are included in the addition of policyholders' reserves and funds.

C.  Non-admitted Assets

    Assets designated as "non-admitted" (principally certain furniture, equipment and other receivables) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D.  Policyholders' Reserves and Funds

    Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.75 percent.

    Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $7,734.6 million and $8,077.9 million at December 31, 1998 and 1997, respectively with a fair value of $7,940.6 million and $8,250.0 million at December 31, 1998 and 1997, respectively, as determined by discounted cash flow projections.

    Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

    The Company made certain changes in the valuation of policyholders' reserves which increased policyholders' contingency reserves by $8.6 million in 1998 and decreased policyholders' contingency reserves by $55.4 million and $72.2 million in 1997 and 1996, respectively.

E.  Premium and Related Expense Recognition

    Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F.  Policyholders' Dividends

    The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

H. Policyholders' Contingency Reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

   The Company issued surplus notes of $100.0 million at 7.50 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

   All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

   Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1998, 1997 and 1996.

   The proceeds of the notes, less a $24.4 million reserve in 1998, and a $28.3 million reserve in 1997 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as permitted by the Division of Insurance. These surplus note reserves are included in asset valuation and other investment reserves on the Statutory Statement of Financial Position.

3. BENEFIT PLANS

   The Company provides multiple benefit plans to employees, agents and retirees including retirement plans and life and health benefits.

   Retirement Plans

   The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes active employees and retirees previously employed by Connecticut Mutual Life Insurance Company which merged with MassMutual in 1996; the other plan includes all other eligible employees and retirees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions". Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $216.0 million and $157.4 million at December 31, 1998 and 1997, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1998, and 1997. The assets of the plans are invested in the Company's general account and separate accounts.

   The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of vesting service using a graduated vesting schedule in 20 percent increments over a five-year period.

   Life and Health

   Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company's employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

   The status of the defined benefit plans as of December 31 is as follows:

                                         Retirement          Life and Health

                                      1998        1997       1998       1997
                                      ----        ----       ----       ----
                                                  (In Millions)
Accumulated benefit obligation
 at December 31                   $   822.8   $   663.1   $  185.6   $  145.9
Fair value of plan assets
 at December 31                     1,160.2     1,154.2       21.0       21.7
                                  ---------   ---------   --------   --------
Funded status                     $   337.4   $   491.1   $ (164.6)  $ (124.2)
                                  =========   =========   ========   ========

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

                                                      Retirement                 Life and Health

                                                1998             1997          1998           1997
                                                ----             ----          ----           ----
Discount rate                               6.75%             7.25%            6.75%         7.25%
Increase in future compensation
 levels                                     4.00-5.00%        4.00-5.00%       5.00%         5.00-5.50%
Long-term rate of return on assets          9.00-10.00%       9.00-10.00%      6.75%         6.75%
Assumed increases in medical cost
Rates in the first year                         -                -             7.00%         6.25-9.50%
declining to                                    -                -             4.25%         4.75-5.00%
within                                          -                -             5 years       5 years

A one percent increase in the annual assumed inflation rate in medical cost rates would increase the 1998 accumulated postretirement benefit liability and benefit expense by $9.2 million and $1.1 million, respectively. A one percent decrease in the annual assumed inflation rate in medical costs rates would decrease the 1998 accumulated postretirement benefit liability and benefit expense by $8.5 million and $1.0 million, respectively.

   The expense charged to operations for all employee benefit plans is $32.1 million in 1998, $23.9 million in 1997 and $38.1 million in 1996. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

4. RELATED PARTY TRANSACTIONS

   The company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $205.0 million and $137.3 million for 1998 and 1997, respectively.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $38.4 million in 1998, $40.9 million in 1997 and $44.1 million in 1996.

5. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs and of permanent differences such as the equity tax, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its eligible life affiliates and non-life affiliates. C.M. Life Insurance Company, which is not an eligible life affiliate, files a separate return. The Company and its eligible life insurance and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that affiliates with losses shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1995 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

   Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1998 or 1997. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

   Federal tax payments were $152.4 million in 1998, $353.4 million in 1997 and $330.7 million in 1996.

6. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

    The carrying value and estimated fair value of bonds are as follows:

                                                      December 31, 1998
                                                      -----------------
                                                    Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized       Fair
                                    Value           Gains            Losses         Value
                                  ----------      ----------       ----------     ----------
                                                       (In Millions)
U. S. Treasury securities        $   4,945.3      $    473.0       $   20.4       $   5,397.9
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               41.2             1.5            1.3              41.4
 foreign governments
Mortgage-backed securities           3,734.4           188.0           13.9           3,908.5
State and local governments            360.5            33.2            7.9             385.8
Corporate debt securities           14,133.3           845.3          118.4          14,860.2
Utilities                              885.8           102.6            0.3             988.1
Affiliates                           1,115.3             0.6            0.9           1,115.0
                                 -----------      ----------       --------       -----------
 TOTAL                           $  25,215.8      $  1,644.2       $  163.1       $  26,696.9
                                 ===========      ==========       ========       ===========

                                                       December 31, 1997
                                                       -----------------
                                                     Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized        Fair
                                    Value            Gains           Losses          Value
                                  ----------      ----------       ----------     ----------
                                                         (In Millions)
U. S. Treasury securities        $   6,241.0      $    470.5       $   10.3       $   6,701.2
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               83.5             4.4            3.0              84.9
 foreign governments
Mortgage-backed securities           3,008.7           187.9            9.0           3,187.6
State and local governments            361.9            23.9             .6             385.2
Corporate debt securities           12,148.9           765.2           46.9          12,867.2
Utilities                              871.8           100.1            2.2             969.7
Affiliates                             792.4             2.8            1.0             794.2
                                 -----------      ----------       --------       -----------
 TOTAL                           $  23,508.2      $  1,554.8       $   73.0       $  24,990.0
                                 ===========      ==========       ========       ===========

   The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                     Estimated
                                                    Carrying           Fair
                                                     Value             Value
                                                   ---------         ---------
                                                          (In Millions)
     Due in one year or less                       $   556.5         $   560.7
     Due after one year through five years           4,150.6           4,270.5
     Due after five years through ten years          8,622.8           9,045.0
     Due after ten years                             5,319.5           5,999.6
                                                   ---------         ---------
                                                    18,649.4          19,875.8
     Mortgage-backed securities, including
      securities guaranteed by the U.S.
      Government                                     6,566.4           6,821.1
                                                   ---------         ---------
      TOTAL                                        $25,215.8         $26,696.9
                                                   =========         =========


   Proceeds from sales of investments in bonds were $11,663.4 million during 1998, $11,427.8 million during 1997 and $6,390.7 million during 1996. Gross capital gains of $331.8 million in 1998, $200.7 million in 1997 and $188.8 million in 1996 and gross capital losses of $47.3 million in 1998, $68.8 million in 1997 and $255.5 million in 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Stocks

   Common stocks, except for unconsolidated subsidiaries, had a cost of $238.4 million in 1998 and $250.3 million in 1997.

C. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, was $6,178.8 million and $5,039.1 million at December 31, 1998 and 1997, respectively.

   The Company had restructured loans with book values of $126.6 million, and $202.3 million at December 31, 1998 and 1997, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.1 million in 1998, $5.1 million in 1997 and $2.2 million in 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows:
   1999 - $341.0 million; 2000 - $333.0 million; 2001 - $305.2 million; 2002 -
   $210.6 million; 2003 - $299.0 million; and $3,106.4 million thereafter.

D. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

E. Other

   Preferred stocks in good standing had fair values of $116.0 million in 1998 and $145.5 million in 1997, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks.

   The carrying value of investments which were non-income producing for the preceding twelve months was $13.2 million and $5.7 million at December 31, 1998 and 1997, respectively.

7. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these financial instruments, described below, which are not recorded in the financial statements, unless otherwise noted, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in other assets on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps with notional amounts of $4,382.0 million and $3,220.2 million, respectively. The fair values of these instruments were $84.1 million at December 31, 1998 and $20.9 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $12,704.4 million and $5,388.2 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $92.5 million and $59.0 million, which had fair values of $161.9 million and $99.6 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998 and 1997, the company had agreements with notional amounts of $4,337.9 million and $3,348.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $22.7 million and $18.2 million at December 31, 1998 and 1997, respectively. The fair values of these instruments were $43.9 million and $23.4 million at December 31, 1998 and 1997, respectively.

   The Company enters into forward U.S. Treasury, and Government National Mortgage Association ("GNMA") and Federal National Home Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $603.4 million and $1,100.7 million, respectively. The fair values of these commitments were $604.1 million and $1,117.6 million, including net unrealized gains of $0.7 million and $16.9 million at December 31, 1998 and 1997, respectively.

   The Company utilizes other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $384.2 million and $385.6 million at December 31, 1998 and 1997, respectively. The fair values of these instruments resulted in an unrealized gain of $7.2 million at December 31, 1998 and an unrealized loss of $6.8 million at December 31, 1997.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $272.5 million and $146.7 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   MassMutual has two primary insurance subsidiaries, C.M. Life, which primarily writes variable annuities and universal life insurance, and MML Bay State, which primarily writes variable life and annuity business. MassMutual's wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. ("MMHC") owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

   MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results for such subsidiaries are reflected as net unrealized capital gains in the Statement of Changes in Policyholders' Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. The Company holds debt issued by MMHC and its subsidiaries of $1,111.3 million and $792.4 million at December 31, 1998 and 1997, respectively.

   Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

                                                  1998            1997
                                                --------        --------
                                                     (In Millions)
   Domestic Life Insurance Subsidiaries:

     Total revenue                            $  1,151.4      $  1,086.9
     Net income (loss)                        $     (3.2)     $      1.1
     Assets                                   $  4,741.4      $  3,766.8
   Other Subsidiaries:

     Total revenue                            $  1,137.4      $    967.2
     Net income                               $     73.6      $     75.4
     Assets                                   $  2,839.5      $  2,018.8

9.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies in the normal course of business. In addition, the Company cedes the remainder of its group life and health business to UniCARE. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $183.9 million in 1998, $294.6 million in 1997 and $793.5 million in 1996.

10. BUSINESS RISKS AND CONTINGENCIES

    The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

    The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. SUBSIDIARIES AND AFFILIATED COMPANIES

    A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1998 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
     CM Assurance Company
     CM Benefit Insurance Company
     C.M. Life Insurance Company
     MassMutual Holding Company
     MassMutual of Ireland, Limited
     MML Bay State Life Insurance Company
     MML Distributors, LLC
     MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S.A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S.A. - 33.5%
         MassMutual International (Luxembourg) S.A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

   Affiliates of Massachusetts Mutual Life Insurance Company
   ---------------------------------------------------------
   MML Series Investment Fund
   MassMutual Institutional Funds
   Oppenheimer Value Stock Fund

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.



                              RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V.  Subject to limitations of law, the Company shall indemnify:

     (a) each director, officer or employee;

     (b) any individual who serves at the request of the Company as Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

     (c) any individual who serves in any capacity with respect to any employee benefit plan; from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

     Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

            Notwithstanding the foregoing, no indemnification shall be provided with respect to:

            (1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

            (2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

            (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

                In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

                The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this
                Article V.

                Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                  REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable universal life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                                 CONTENTS OF FILING

This Registration Statement is comprised of the following documents:

            The Facing Sheet.

            Cross-Reference to items required by Form N-8B-2.

            The Prospectus consisting of 72 pages.

            The Undertaking to File Reports.

            The Undertaking pursuant to Rule 484 under the Securities Act of
            1933.

            Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

            The Signatures.

            Written Consents of the Following Persons:

                1.  PricewaterhouseCoopers, LLP, independent accountants;
                2. Counsel opining as to the legality of securities being registered;
                3. Opinion and consent of Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

The following Exhibits:

            99. The following Exhibits correspond to those required by Paragraph
                A of the instructions as to Exhibits in Form N-8B-2:

            A.  1.  a.  Form of Certificate of the Resolution of the Board of
                        Directors establishing the Separate Account/1/
                    b. Form of Certificate of the Resolution of the Board of Directors establishing the VUL segment of the Separate Account./2/

                2.  Not Applicable.

                3.  Form of Distribution Agreements:

                    a. Form of Distribution Servicing Agreement between MML Distributors, LLC and MassMutual./3/

                    b. Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual./3/

                4.  Not Applicable.

                5.  Form of Flexible Premium Adjustable Variable Life Policy./4/

                6.  a.  Certificate of Incorporation of MassMutual./1/

                    b.  By-Laws of MassMutual./1/

                7.  Not Applicable.

                8.  Form of Participation Agreement.

                    a.  Oppenheimer Variable Account Fund/1/
                    b.  Variable Insurance Products Fund II/5/
                    c.  T. Rowe Price Equity Series, Inc./6/
                    d.  American Century Variable Portfolios, Inc./5/

                9.  Not Applicable.

                10. Form of Application for a Flexible Premium Adjustable
                    Variable Life insurance policy./4/

                11. Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy./7/

       99.B. Opinion and Consent of Counsel as to the legality of the securities being registered.

       99.C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

       99.D.  Not Applicable.

       99.E.  Consent of PricewaterhouseCoopers LLP

       99.F. Opinion and consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.

       99.G.  1.  a. Powers of Attorney/1/
                  b. Power of Attorney for Roger G. Ackerman/8/
                  c. Powers of Attorney for Robert J. O'Connell and Thomas B.
                     Wheeler./9/

       27     Not Applicable

__________

/1/ Incorporated by reference to Registration Statement No. 333-22557 as an exhibit filed with the Commission on February 28, 1997.
/2/ Incorporated by reference to the Initial Registration Statement No. 333-
    49475 as an exhibit filed with the Commission effective April 6, 1998.
/3/ Incorporated by reference to Post-Effective Amendment No. 2 to Registration
    Statement No. 33-89798 as an exhibit filed with the Commission effective May 1, 1997.
/4/ Incorporated by reference to Initial Registration Statement No. 333-49457 as an exhibit filed with the Commission on April 6, 1998.
/5/ Incorporated by reference to Pre-Effective Amendment No. 2 to SVUL
    Registration Statement No. 333-41657 as an exhibit filed with the Commission on May 26, 1998.
/6/ Incorporated by reference to the Initial Registration Statement No. 333-
    65887 filed with the Commission as an exhibit on October 20, 1998.
/7/ Incorporated by reference to Pre-Effective Amendment No. 1 to VUL
    Registration Statement No. 333-49475 as an exhibit filed with the Commission on June 26, 1998.
/8/ Incorporated by reference to the Pre-Effective Amendment No. 1 to
    Registration Statement No. 333-45039 filed with the Commission on Form N-4 as an exhibit on June 4, 1998.
/9/ Incorporated by reference to the Pre-Effective Amendment No. 1 to
    Registration Statement No. 333-65887 filed with the Commission on Form S-6 as an exhibit on January 28, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-49475 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
  (Depositor)

By: /s/ Robert J. O'Connell*
        -------------------
Robert J. O'Connell, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe   On April 22, 1999, as Attorney-in-Fact pursuant to
--------------------  powers of attorney.
*Richard M. Howe


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement No. 333-49475 has been signed by the following persons in the capacities and on the dates indicated.


   Signature                                           Title                            Date
   ---------                                           -----                            ----
/s/ Robert J. O'Connell*               President and Chief Executive Officer       April 22, 1999
---------------------------
Robert J. O'Connell

/s/ Joseph M. Zubretsky*               Executive Vice President,                   April 22, 1999
---------------------------            Chief Financial Officer &
Joseph M. Zubretsky                    Chief Accounting Officer


/s/ Roger G. Ackerman*                 Director                                    April 22, 1999
---------------------------
Roger G. Ackerman

/s/ James R. Birle*                    Director                                    April 22, 1999
---------------------------
James R. Birle

/s/ Gene Chao*                         Director                                    April 22, 1999
---------------------------
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*              Director                                    April 22, 1999
---------------------------
Patricia Diaz Dennis

s/ Anthony Downs*                      Director                                    April 22, 1999
---------------------------
Anthony Downs

/s/ James L. Dunlap*                   Director                                    April 22, 1999
---------------------------
James L. Dunlap

/s/ William B. Ellis*                  Director                                    April 22, 1999
---------------------------
William B. Ellis, Ph.D.

/s/ Robert M. Furek*                   Director                                    April 22, 1999
-----------------------------
Robert M. Furek

/s/ Charles K. Gifford*                Director                                    April 22, 1999
-----------------------------
Charles K. Gifford

/s/ William N. Griggs*                 Director                                    April 22, 1999
-----------------------------
William N. Griggs

/s/ George B. Harvey*                  Director                                    April 22, 1999
-----------------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*            Director                                    April 22, 1999
-----------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*                  Director                                    April 22, 1999
-----------------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*              Director                                    April 22, 1999
-----------------------------
William B. Marx, Jr.

/s/ John F. Maypole*                   Director                                    April 22, 1999
-----------------------------
John F. Maypole

/s/ Thomas B. Wheeler*                 Director                                    April 22, 1999
-----------------------------
Thomas B. Wheeler

/s/ Alfred M. Zeien*                   Director                                    April 22, 1999
-----------------------------
Alfred M. Zeien

/s/ Richard M. Howe                    On April 22, 1999, as Attorney-in-Fact
-------------------                    pursuant to powers of attorney
*Richard M. Howe

                                    EXHIBIT LIST



    99.B.  Opinion and Consent of Richard M. Howe, Esq.

    99.E.  Consent of PricewaterhouseCoopers, LLP

    99.F.  Opinion and Consent of Craig Waddington, FSA, MAAA